             As filed with the Securities and Exchange Commission on
                 October 27, 2000. File Nos.2-98772; 811-4347.




                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                         Post-Effective Amendment No. 55


                                                                            [x]
                                      and


               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940
                                                                            [x]
                                Amendment No. 67


                        (Check appropriate box or boxes)


                                    GMO Trust
               (Exact name of registrant as specified in charter)

                   40 Rowes Wharf, Boston, Massachusetts 02110
                    (Address of principal executive offices)

                                 (617) 330-7500
              (Registrant's Telephone Number, including Area Code)


                               R. Jeremy Grantham
                                    GMO Trust
                                 40 Rowes Wharf
                           Boston, Massachusetts 02110
                     (Name and address of agent for service)


                                    Copy to:
                          J. B. Kittredge, Jr., Esquire
                                  ROPES & GRAY
                             One International Place
                           Boston, Massachusetts 02110




         It is intended that this filing become effective on October 31, 2000 pursuant to Rule 485(b) of the Securities Act of 1933, as amended.

THIS FILING RELATES SOLELY TO THE GMO FUNDAMENTAL VALUE FUND; IT IS INTENDED THAT NO INFORMATION RELATING TO ANY OTHER SERIES OF GMO TRUST IS AMENDED OR SUPERSEDED HEREBY.

GMO TRUST                                                       Prospectus


                                                                October 31, 2000



-    FUNDAMENTAL VALUE FUND



                         -------------------------------------------------------
                         - GMO TRUST OFFERS A BROAD SELECTION OF INVESTMENT ALTERNATIVES TO INVESTORS.

                         - INFORMATION ABOUT OTHER FUNDS OFFERED BY GMO TRUST IS CONTAINED IN SEPARATE PROSPECTUSES.


GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
40 ROWES WHARF - BOSTON, MASSACHUSETTS 02110

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


Shares of the Fund may not be available for purchase in all states. This prospectus is not an offering in any state where an offering may not lawfully be made.

                                TABLE OF CONTENTS



OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES....................................1
SUMMARY OF PRINCIPAL RISKS........................................................3
FEES AND EXPENSES.................................................................5
BENCHMARK AND INDEXES.............................................................5
MANAGEMENT OF THE FUND............................................................5
DETERMINATION OF NET ASSET VALUE..................................................6
HOW TO PURCHASE SHARES............................................................7
HOW TO REDEEM SHARES..............................................................9
DISTRIBUTIONS AND TAXES..........................................................10
FINANCIAL HIGHLIGHTS.............................................................11
ADDITIONAL INFORMATION...................................................BACK COVER
SHAREHOLDER INQUIRIES....................................................BACK COVER
DISTRIBUTOR..............................................................BACK COVER

--------------------------------
GMO FUNDAMENTAL VALUE FUND
--------------------------------

                                                    Fund Codes
                                                 Ticker     Symbol      Cusip
                                                 ------     ------      -----
                                Class III          N/A       N/A     362007 65 0

Fund Inception Date: 10/31/91

                  OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES


     INVESTMENT OBJECTIVE: The GMO Fundamental Value Fund seeks long term capital growth primarily through investments in stocks of approximately 20-30 companies. The Fund's current benchmark is the S&P 500 Index. For a description of the S&P 500 Index, see "Benchmark and Indexes" on page 5.

     INVESTMENT UNIVERSE: The Fund invests primarily in companies chosen from the Russell 3000 Index. For a description of the Russell 3000 Index, see "Benchmark and Indexes" on page 5.

     PRINCIPAL INVESTMENTS: The Fund normally invests in stocks of U.S. companies that Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO") believes represent favorable values relative to their market prices. The Fund's portfolio will normally consist of approximately 20-25 stocks and the Fund generally limits investment in any one stock to 10% of the Fund's total assets. Occasionally, the Fund may hold up to 30 stocks. Although the Fund intends to be fully invested, transactions in stocks may require the Fund to hold a portion of its assets in cash for short periods of time pending reinvestment. The Fund does not take temporary defensive positions by holding cash or investing in money market instruments.

     METHODOLOGY/PORTFOLIO CONSTRUCTION: The Manager uses a bottom-up approach to select stocks for the Fund. The Manager employs fundamental investment principles and traditional portfolio analysis to analyze the companies in the Russell 3000 Index that the Manager believes represent favorable value relative to their price. Companies whose stocks trade below fair value are candidates for selection for the Fund's portfolio. Fair value is determined by evaluating the company's earnings stream, its asset value or franchise value. The Fund engages in active and frequent trading to achieve its principal investment strategies. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, and may involve realization of capital gains that would be taxable when distributed to shareholders of the Fund unless such shareholders are themselves exempt.

     Unless described as fundamental in this Prospectus or in the Statement of Additional Information, the Fund's investment objective and policies may be changed by the Trustees without shareholder approval.

     PRINCIPAL RISKS: The most significant risks of an investment in the Fund are Market Risk (including Value Securities Risk) and Non-Diversification Risk. For more information about these risks and other principal risks of an investment in the Fund, see "Summary of Principal Risks" on page 3.

     The Fund may make other investments and engage in other investment strategies that are not specifically described in the preceding summary.

                                   PERFORMANCE


     The performance information below helps to show the risks of investing in the Fund. The bar chart to the left shows changes in the Fund's total annual returns from year to year for the periods shown. Purchase premiums in effect through December 31, 1999 are not reflected in the bar chart; if reflected, the returns would be lower. The table to the right shows how the Fund's average annual total returns for different calendar periods compare with those of a broad-based index. See "Benchmarks and Indexes" for a description of the index. Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any expenses. The Fund's current operating policies and investment strategies differ substantially from those in effect during the periods represented in the chart and the table. PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE PERFORMANCE.


[BAR GRAPH]

-----------------------------------------------------
Total Annual Return/Class III Shares Years Ending
                 December 31

1992                                    13.92%
1993                                    22.46%
1994                                     3.56%
1995                                    30.58%
1996                                    22.79%
1997                                    28.75%
1998                                    10.11%
1999                                    37.23%*
-----------------------------------------------------



     Highest Quarter: 18.10% (4Q1999)
     Lowest Quarter: -9.99% (3Q1998)
     Year to Date (as of 9/30/00): 34.27%




                    Average Annual Total Return
                 Periods Ending December 31, 1999

-------------------------------------------------------------
                1 Year      5 Years    10 Years    Incept.
-------------------------------------------------------------
                                                  10/31/91
-------------------------------------------------------------
 Class III     37.03%*      25.50%       N/A        20.72%
-------------------------------------------------------------
  S&P 500      21.04%       28.54%       N/A        20.23%
-------------------------------------------------------------

*Since July 17, 1999, the Fund's asset level has been less than $1,000,000. Prior to that date, and during the period from July 17 to November 3, 1999, the Fund had operating policies different from current policies. These factors contributed to the Fund's outperforming its benchmark during the period from July 17 to December 31, 1999. The Fund's outperformance during these periods is not representative of the Fund's prior performance and is not an indication of future performance.

                           SUMMARY OF PRINCIPAL RISKS


     Investing in mutual funds involves risk. The Fund is subject to certain risks based on the types of investments in the Fund's portfolio and on the investment strategies the Fund employs. See the Statement of Additional Information for additional information about the risks of Fund investments and strategies.

     It is important for you to note:

     -    You may lose money on an investment in the Fund.

     - An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


     The value of your investment in the Fund changes with the values of the Fund's investment. Many factors can affect those values, and you can lose money by investing in the Fund. Factors that may affect the portfolio as a whole are called "principal risks" and are summarized in this section. This summary describes the nature of these risks but is not intended to include every potential risk. The Fund could be subject to additional risks because types of investments made by the Fund change over time. The Statement of Additional Information includes more information about the Fund and its investments.

     - MARKET RISK. The Fund is subject to market risk, which is the risk of unfavorable market-induced changes in the value of the securities owned by the Fund. General market risks associated with investments in equity and fixed income securities include the following:

     Equity Securities. A principal risk of a Fund that invests a substantial portion of its assets in equity securities is that those equity securities will decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The values of equity securities may decline for a number of reasons which directly relate to the issuing company, such as management performance, financial leverage and reduced demand for the issuer's goods or services. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions which are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.


     The Fund maintains substantial exposure to equities and generally does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its shares, as well as periods of poor performance.

     Value Securities Risk. Some equity securities (generally referred to as "value securities") are purchased primarily because they are selling at a price lower than what is believed to be their true value and not necessarily because the issuing companies are expected to experience significant earnings growth. These securities bear the risk that the companies may not overcome the adverse business developments or other factors causing their securities to be out of favor, or that the market does not recognize the value of the company, such that the price of its securities may decline or may not approach the value that the Manager anticipates. Since value criteria are used extensively by the Manager, these risks are particularly pronounced for the Fund, which invests primarily in value securities.

     Growth Securities Risk. Certain equity securities (generally known as "growth securities") are purchased primarily because it is believed that they will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other types of stocks. Growth securities are often more sensitive to general market movements than other types of stocks because their market prices tend to place greater emphasis on future earnings expectations. At times when it appears that these expectations may not be met, growth stock prices typically fall. The Fund, which may invest to a limited extent in growth securities, is subject to these risks.

     - LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell due to a limited market or to legal restrictions, such that the Fund may be prevented from selling particular securities at the price at which the Fund values them. The Fund, like nearly all mutual funds, is subject to some liquidity risk.

     - NON-DIVERSIFICATION RISK. Most analysts believe that overall risk can be reduced through diversification, while concentration of investments in a small number of securities increases risk. The Fund is not "diversified" within the meaning of the 1940 Act. This means that the Fund is allowed to invest in a relatively small number of issuers and/or foreign currencies with greater concentration of risk. As a result, credit, market and other risks associated with the Fund's investment strategies or techniques may be more pronounced for the Fund.

     - MANAGEMENT RISK. The Fund is subject to management risk because it relies on the Manager's ability to pursue its objective. The Manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Manager may also fail to use derivatives effectively, for example, choosing to hedge or not to hedge positions when it is least advantageous to do so. The Fund is generally not subject to the risk of market timing because it generally stays fully invested in the stocks and other permitted investments described above.

                                FEES AND EXPENSES

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund(1):


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
     (as a percentage of average net assets)

     Management Fee............................................................0.60%
     Shareholder Service Fee...................................................0.15%
     Other Expenses............................................................3.35%
     Total Annual Operating Expenses(1)........................................4.10%
     Expense Reimbursement(2)..................................................3.35%
     NET ANNUAL EXPENSES.......................................................0.75%

(1) Based on the fiscal period from March 1, 2000 to June 30, 2000.

(2) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least October 31, 2001 to the extent that the Fund's total annual operating expenses (excluding Shareholder Service Fees, brokerage commissions and other investment-related costs, interest expenses, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses and transfer taxes) would otherwise exceed 0.60% of the Fund's daily net assets.


EXAMPLE:

     The example below illustrates the expenses you would incur on a $10,000 investment in the Fund over the stated periods, assuming your investment had a 5% return each year and the Fund's operating expenses remained the same (with or without redemption at the end of each time period). The example is for comparative purposes only and does not represent past or future expenses or performance. Actual expenses and performance may be higher or lower. Except as otherwise noted, the expenses shown assume no reimbursement of expenses by the Manager.


                  1 Year (after reimbursement)..........$   77
                  3 Years...............................$  939
                  5 Years...............................$1,817
                  10 Years..............................$4,083


                              BENCHMARK AND INDEXES

     The Fund's benchmark is the Standard & Poor's 500 Stock Index (the "S&P 500"), a well-known U.S. large capitalization stock index maintained and published by Standard & Poor's. The Manager may change the Fund's benchmark from time to time. The Russell 3000 Index is an independently maintained index published by the Frank Russell Company and is composed of the 3000 largest U.S. companies based on total market capitalization. The Fund is not an "index" fund and the composition of the Fund's portfolio may differ from the benchmark.



                             MANAGEMENT OF THE FUND


     Grantham, Mayo, Van Otterloo & Co., LLC, 40 Rowes Wharf, Boston, Massachusetts 02110 provides investment advisory services to the Fund. GMO is a private company, founded in 1977. As of September 29, 2000, GMO managed more than $22 billion for institutional investors such as pension plans, endowments, foundations and the GMO Funds.

     Subject to the approval of the GMO Trust board of trustees, the Manager establishes and modifies when necessary the investment strategies of the Fund. In addition to its management services to the Fund, the Manager administers the Fund's business affairs. For the fiscal year ended February 29, 2000 and for the fiscal period ended



----------------------------

June 30, 2000, the Manager received as compensation for management services rendered in such periods (after any applicable waivers or reimbursements), 0.49% and 0.00%, respectively, of the Fund's average daily net assets.


     The Fund pays the Manager a shareholder service fee for providing direct client service and reporting, such as performance information reporting, client account information, personal and electronic access to Fund information, access to analysis and explanations of Fund reports and assistance to correct and maintain client-related information.


     Mr. Richard A. Mayo has been primarily responsible for the day-to-day management of the Fund since its inception. Mr. Mayo is President of the U.S. Active division of GMO Trust and is a founding member of the Manager. He has been a portfolio manager for more than twenty-five years and has been employed by the Manager in such capacity since its inception in 1977.


CUSTODIAN AND TRANSFER AGENT

     Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, serves as the Fund's custodian and transfer agent.


                        DETERMINATION OF NET ASSET VALUE

     The net asset value or "NAV" of a share is determined as of the close of regular trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. New York City time. The Fund may not determine its NAV on days during which no security is tendered for redemption and no order to purchase or sell such security is received by the Fund. The Fund's net asset value is determined by dividing the total market value of the Fund's portfolio investments and other assets, less any liabilities, by the total outstanding shares of the Fund. The market value of the Fund's investments is generally determined as follows:

Exchange listed securities

     -    Last sale price or

     -    Most recent bid price (if no reported sale) or

     - Broker bid (if the private market is more relevant in determining market value than the exchange), based on where the securities are principally traded and what their intended disposition is

Unlisted securities (if market quotations are readily available)

     -    Most recent quoted bid price

Certain debt obligations (if less than sixty days remain until maturity)

     - Amortized cost (unless circumstances dictate otherwise; for example, if the issuer's creditworthiness has become impaired)

All other assets and securities (if no quotations are readily available)

     - Fair value as determined in good faith by the Trustees or persons acting at their direction

     The Manager evaluates primary pricing sources on an ongoing basis, and may change any pricing source at any time. However, the Manager will not normally evaluate the prices supplied by the pricing sources on a day-to-day basis. The Manager is kept informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and may in its discretion override any price supplied by a source (by taking a price supplied from another) because of such price activity or because the Manager has other reasons to believe that a price supplied may not be reliable. Certain securities may be valued on the basis of a price provided by a principal market maker. Prices provided by principal market makers may vary from the value that would be realized if the securities were sold.

     The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at current exchange rates or at such other rates as the Trustees or persons acting in their direction may determine in computing net asset value. Fluctuations in the value of foreign currencies in relation to the U.S. dollar will affect the net asset value of shares of the Fund even though there has not been any change in the values of such securities and options measured in terms of the foreign currencies in which they are denominated.

     Foreign exchanges and securities markets usually close prior to the time the NYSE closes and values of foreign options and foreign securities will be determined as of those earlier closings. Events affecting the values of foreign securities may occasionally occur between the earlier closings and the closing of the NYSE which will not be reflected in the computation of the Fund's net asset value. If an event materially affecting the value of foreign securities occurs during that period, then those securities may be valued at fair value as determined in good faith by the Trustees or persons acting at their direction. In addition, because the Fund may hold portfolio securities listed on foreign exchanges which may trade on days on which the NYSE is closed, the net asset value of the Fund's shares may be significantly affected on days when investors will have no ability to redeem their shares in the Fund.

                             HOW TO PURCHASE SHARES

     You may purchase the Fund's shares from the Trust on any day when the NYSE is open for business. In addition, brokers and agents are authorized to accept purchase and redemption orders on the Fund's behalf. To obtain a purchase order form, call the Trust at (617) 346-7646 or your broker or agent. Investors may be charged a fee to effect transactions through a broker or agent. The minimum initial investment in the Fund is $1 million. There is no minimum amount for subsequent purchases. The Fund may waive the initial minimum investment amount for certain accounts.

     PURCHASE POLICIES. Before a purchase order will be acted upon by the Trust, the Trust must determine that the purchase order is in "good order." A purchase order is in "good order" if:

     - a completed purchase order, containing the following information, is submitted to the Trust or its agent:
          >    signature exactly in accordance with the form of registration
          >    the exact name in which the shares are registered
          >    the investor's account number
          >    the number of shares or the dollar amount of shares to be
               purchased
     - the purchase order is received and accepted by the Trust or its agent (the Trust reserves the right to reject any order)
     - payment (by check or wire) for the purchase is received before 4:00 p.m. on the day the purchase order is accepted
          >    if an investor provides adequate written assurances of intention to pay, the Trust may extend settlement up to four business days.

     The purchase price of a share of the Fund is the net asset value per share next determined after the purchase order is determined to be in "good order." Purchase order forms received by the Trust or its agent after the deadline will be honored on the next following business day, and the purchase price will be effected based on the net asset value per share computed on that day.

     SUBMITTING YOUR PURCHASE ORDER FORM. Completed purchase order forms can be submitted by MAIL or by FACSIMILE to the Trust at:

                                    GMO Trust
                   c/o Grantham, Mayo, Van Otterloo & Co. LLC
                                 40 Rowes Wharf
                           Boston, Massachusetts 02110
                            Facsimile: (617) 439-4192
                         Attention: Shareholder Services

     Call the Trust at (617) 346-7646 to CONFIRM RECEIPT of your purchase order form. Do not send cash, checks or securities directly to the Trust

     FUNDING YOUR INVESTMENT. You may purchase shares:


     -    with cash (via wire transfer or check)
          > BY WIRE. Instruct your bank to wire the amount of your investment to:


              Investors Bank & Trust Company, Boston, Massachusetts
                                ABA#: 011-001-438
                              Attn: Transfer Agent
                     Credit: GMO Deposit Account 55555-4444
              Further credit: GMO Fund/shareholder name and number

          > BY CHECK. All checks must be made payable to the Fund or to GMO Trust. The Trust will NOT accept any checks payable to a third party which have been endorsed by the payee to the Trust. Mail the check to:


                    by U.S. Postal Service:                      by Overnight Courier:
                    ----------------------                       --------------------
                    Investors Bank & Trust Company               Investors Bank & Trust Company
                    GMO Transfer Agent MFD 23                    GMO Transfer Agent MFD 23
                    P.O. Box 9130                                200 Clarendon Street, 16th Floor
                    200 Clarendon Street, 16th Floor             Boston, MA  02116
                    Boston, MA  02117-9130


     -    by exchange (from another GMO product)
          > written instruction should be sent to GMO Trust's Shareholder Services at (617) 439-4192 (facsimile)

     -    in exchange for securities acceptable to the Manager
          > securities must be approved by the Manager prior to transfer to the Fund

          > securities will be valued as set forth under "Determination of Net Asset Value" on page 6

     -    by a combination of cash and securities

                              HOW TO REDEEM SHARES

     You may redeem shares of the Fund on any day when the NYSE is open for business.

     REDEMPTION POLICIES. Payment on redemption will be made as promptly as possible (generally on the next business day) and no later than seven days (subject to the exceptions noted below) after the request for redemption is received by the Trust or its agent in "good order."

     A redemption request is in "good order" if it:

     - is received by the Trust or its agent prior to the close of regular trading on the NYSE (generally 4:00 p.m. New York City time)
     -    is signed exactly in accordance with the form of registration
     -    includes the exact name in which the shares are registered
     -    includes the investor's account number
     - includes the number of shares or the dollar amount of shares to be redeemed


     Redemption requests received by the Trust or its agent after the deadline will be honored on the next following business day, and the redemption will be effected based on the net asset value per share computed on that day. The redemption price is the net asset value per share next determined after the redemption request is received in "good order. "


     If the Manager determines, in its sole discretion, that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in-kind of securities held by the Fund instead of cash.

     If a redemption is made in cash:

     - payment will be made in federal funds transferred to the account designated in writing by authorized persons
          > designation of additional accounts and any change in the accounts originally designated must be made in writing.
     - upon request, payment will be made by check mailed to the registration address

     If a redemption is made in-kind, it is important for you to note:

     - securities used to redeem Fund shares will be valued as set forth under "Determination of Net Asset Value" on page 6
     - securities distributed by the Fund will be selected by the Manager in light of the Fund's objective and will not generally represent a pro rata distribution of each security held in the Fund's portfolio
     - to the extent available, in-kind redemptions will be of readily marketable securities
     - you may incur brokerage charges on the sale of any securities received as a result of an in-kind redemption
     - in-kind redemptions will be transferred and delivered by the Trust as directed by you

     The Fund may suspend the right of redemption and may postpone payment for more than seven days:

     -    if the NYSE is closed for other than weekends or holidays
     -    during periods when trading on the NYSE is restricted
     - during an emergency which makes it impracticable for the Fund to dispose of its securities or to fairly determine the net asset value of the Fund
     - during any other period permitted by the Securities and Exchange Commission for the protection of investors.

     SUBMITTING YOUR REDEMPTION REQUEST. Redemption requests can be submitted by MAIL or by FACSIMILE to the Trust at the address/facsimile number set forth under "How to Purchase Shares -- Submitting Your Purchase Order Form." Redemption requests submitted by mail are "received" by the Trust when actually delivered to the Trust or its agent. Call the Trust at (617) 346-7646 to CONFIRM RECEIPT of redemption requests.

                             DISTRIBUTIONS AND TAXES

     The Fund's policy is to declare and pay distributions of its dividends and interest quarterly. The Fund also intends to distribute net gains from the sale of securities held for not more than one year ("net short-term capital gains") and net gains from the sale of securities held for more than one year ("net long-term capital gains") at least annually. The Fund is treated as a taxable entity for federal income tax purposes and intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

     All dividends and/or distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash. There is no purchase premium on reinvested dividends or distributions. Shareholders may make this election by marking the appropriate box on the application or by writing to the Trust.

     It is important for you to note:

     - Fund distributions derived from interest, dividends and certain other income, including in general short-term capital gains, will be taxable as ordinary income to shareholders subject to federal income tax whether paid in cash or in shares. Properly designated Fund distributions derived from net long-term capital gains will be taxable as such (generally at a 20% federal rate for noncorporate shareholders whether paid in cash or in shares).

     - Distributions by the Fund result in a reduction in the net asset value of the Fund's shares. If a distribution reduces the net asset value of a shareholder's shares below a shareholder's cost basis in those shares, such distribution may be taxable to the shareholder, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, if you buy shares just prior to a taxable distribution by the Fund, you will pay the full price of the shares (including the value of the pending distribution) and then receive a portion of the price back as a taxable distribution.

     - Any gain resulting from the sale, exchange or redemption of your shares will generally also be subject to tax.

     The above is a general summary of the principal federal income tax consequences of investing in the Fund for shareholders who are U.S. citizens, residents or domestic corporations. You should consult your own tax advisors about the precise tax consequences of an investment in the Fund in light of your particular tax situation, including possible foreign, state, local or other applicable tax laws (including the federal alternative minimum tax).

                              FINANCIAL HIGHLIGHTS
           (FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


     The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Reports, which are incorporated by reference in the Statement of Additional Information and available upon request.



                                                        For the period
                                                        March 1, 2000
                                                            through                     Year Ended February 28/29,
                                                       June 30, 2000(3)    2000        1999        1998        1997        1996
                                                       ----------------    ----        ----        ----        ----        ----

Net asset value, beginning of period .....................  $ 6.73        $ 7.07      $ 11.92    $  16.33    $  15.04    $  12.54
                                                            ------        ------      -------    --------    --------    --------
Income from investment operations:
   Net investment income .................................    0.04(2)       0.13(2)      0.18        0.35        0.33        0.37
   Net realized and unrealized gain ......................    2.34          1.92         0.19        3.90        2.53        3.26
                                                            ------        ------      -------    --------    --------    --------
       Total from investment operations ..................    2.38          2.05         0.37        4.25        2.86        3.63
                                                            ------        ------      -------    --------    --------    --------
Less distributions to shareholders:
   From net investment income ............................      --         (1.35)       (0.20)      (0.38)      (0.32)      (0.37)
In excess of net investment income .......................      --         (0.14)          --          --          --          --
From net realized gains ..................................      --         (0.90)       (5.02)      (8.28)      (1.25)      (0.76)
                                                            ------        ------      -------    --------    --------    --------
   Total distributions ...................................      --         (2.39)       (5.22)      (8.66)      (1.57)      (1.13)
                                                            ------        ------      -------    --------    --------    --------
Net asset value, end of period ...........................  $ 9.11        $ 6.73      $  7.07    $  11.92    $  16.33    $  15.04
                                                            ======        ======      =======    ========    ========    ========

Total Return(1) ..........................................   35.36%(4)     33.16%        2.30%      30.43%      20.03%      29.95%

Ratios/Supplemental Data:

   Net assets, end of period (000s) ......................  $  746        $  550      $82,062    $127,036    $232,583    $212,428

   Net expenses to average daily net assets ..............    0.75%(5)      0.75%        0.75%       0.75%       0.75%       0.75%

   Net investment income to average daily net assets .....    1.43%(5)      1.72%        1.67%       1.84%       2.15%       2.61%

   Portfolio turnover rate ...............................     388%           54%          34%         21%         25%         34%

Fees and expenses voluntarily waived or borne by the
   Manager consisted of the following per share amounts...  $ 0.10        $ 0.01      $  0.02    $   0.04    $   0.02    $   0.01

(1) Total returns would be lower had certain expenses not been waived during the periods shown.
(2)  Computed using average shares outstanding throughout the period.
(3)  The Fund's fiscal year end changed from February 28/29 to June 30.
(4)  Not annualized.
(5)  Annualized.

                           GMO FUNDAMENTAL VALUE FUND

                       STATEMENT OF ADDITIONAL INFORMATION



                                October 31, 2000



This Statement of Additional Information is not a prospectus. It relates to the GMO Fundamental Value Fund Prospectus dated October 31, 2000, as amended from time to time thereafter (the "Prospectus"), and should be read in conjunction therewith. The GMO Fundamental Value Fund (the "Fund") is a series of GMO Trust (the "Trust"). Information from the Prospectus is incorporated by reference into this Statement of Additional Information. The Prospectus may be obtained free of charge from GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110, or by calling the Trust collect at (617) 346-7646.

                                TABLE OF CONTENTS


                                                                                                                Page
                                                                                                                ----
INVESTMENT OBJECTIVES AND POLICIES................................................................................1

DESCRIPTIONS AND RISKS OF FUND INVESTMENTS........................................................................1

INVESTMENT RESTRICTIONS..........................................................................................19

MANAGEMENT OF THE TRUST..........................................................................................21

PORTFOLIO TRANSACTIONS...........................................................................................25

DETERMINATION OF NET ASSET VALUE.................................................................................27

DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES.................................................................27

VOTING RIGHTS....................................................................................................28

SHAREHOLDER AND TRUSTEE LIABILITY................................................................................29

BENEFICIAL OWNERS OF 5% OR MORE OF THE FUND'S SHARES.............................................................30

DISTRIBUTIONS....................................................................................................30

TAXES............................................................................................................30

PERFORMANCE INFORMATION..........................................................................................34

COMMERCIAL PAPER AND CORPORATE DEBT RATINGS......................................................................36

INVESTMENT GUIDELINES............................................................................................39

FINANCIAL STATEMENTS.............................................................................................42

SPECIMEN PRICE MAKE-UP SHEETS....................................................................................42

                       INVESTMENT OBJECTIVES AND POLICIES

     The principal strategies and risks of investing in the Fund are described in the Prospectus. Unless otherwise indicated in the Prospectus or this Statement of Additional Information, the investment objective and policies of the Fund may be changed without shareholder approval.

                   DESCRIPTIONS AND RISKS OF FUND INVESTMENTS

     The following is a detailed description of the various investment practices in which the Fund may engage and the risks associated with their use. Please refer to "Fund Objectives and Principal Investment Strategies" in the Prospectus and "Investment Guidelines" in this Statement of Additional Information for determination of which practices the Fund may engage in.

PORTFOLIO TURNOVER


Portfolio turnover is not a limiting factor with respect to investment decisions for the Fund, which engages in active and frequent trading to achieve its principal investment strategies. The historical portfolio turnover rate for the Fund is shown under the heading "Financial Highlights" in the Prospectus. For the fiscal period ended June 30, 2000, the Fund's portfolio turnover rate of 388% varied significantly from the rate shown in prior periods. This variation is due to the Fund's strategy of engaging in active and frequent trading to achieve its objective.

In any particular year, market conditions and active and frequent trading may result in greater rates of portfolio turnover than are currently reported in the Financial Highlights in the Prospectus. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund and could detract from performance, and may involve realization of capital gains that would be taxable when distributed to shareholders of the Fund unless such shareholders are themselves exempt. See "Distributions and Taxes" in the Prospectus and "Distributions" and "Taxes" in this Statement of Additional Information.


DIVERSIFIED AND NON-DIVERSIFIED PORTFOLIOS

The Fund is a "non-diversified" fund under the Investment Company Act of 1940, as amended (the "1940 Act"), and as such is not required to satisfy the "diversified" requirements. As a non-diversified fund, the Fund is permitted to (but is not required to) invest a higher percentage of its assets in the securities of fewer issuers. Such concentration could increase the risk of loss to the Fund should there be a decline in the market value of any one portfolio security. Investment in a non-diversified fund may therefore entail greater risks than investment in a diversified fund. The Fund, however, must meet certain diversification standards to qualify as a "regulated investment company" under the Internal Revenue Code of 1986.

CERTAIN RISKS OF FOREIGN INVESTMENTS

GENERAL. Investment in foreign issuers or securities principally traded overseas may involve certain special risks due to foreign economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities of some foreign governments and companies and foreign securities markets are less liquid and at times more volatile than comparable U.S. securities and securities markets. Foreign brokerage commissions and other fees are also generally higher than in the United States. The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers located in these foreign countries. There are also special tax considerations which apply to securities of foreign issuers and securities principally traded overseas. Investors should also be aware that under certain circumstances, markets which are perceived to have similar characteristics to troubled markets may be adversely affected whether or not similarities actually exist.

EMERGING MARKETS. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited. Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities. In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce the Fund's income from such securities. Finally, because publicly traded debt instruments of emerging markets represent a relatively recent innovation in the world debt markets, there is little historical data or related market experience concerning the attributes of such instruments under all economic, market and political conditions.

In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of issuers of emerging country debt instruments to make payments on their debt obligations, regardless of their financial condition. In addition, there is a heightened possibility of expropriation or confiscatory taxation, imposition of withholding taxes on interest payments, or other similar developments that could affect investments in those countries. There can be no assurance that adverse political changes will not cause the Fund to suffer a loss of any or all of its investments or, in the case of fixed-income securities, interest thereon.

SECURITIES LENDING

The Fund may make secured loans of portfolio securities amounting to not more than one-third of the Fund's total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by the Manager to be of relatively high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or liquid securities at least equal at all times to the market value of the securities lent. Collateral may be held in shares of other investment companies. The borrower pays to the lending Fund an amount equal to any dividends or interest the Fund would have received had the securities not been lent. If the loan is collateralized by U.S. Government Securities, the Fund will receive a fee from the borrower. In the case of loans collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. The Manager has retained lending agents on behalf of the Fund that are compensated based on a percentage of the Fund's return on the securities lending activity. The Fund also pays various fees in connection with such loans including shipping fees and reasonable custodian fees approved by the Trustees of the Trust or persons acting pursuant to direction of the Board.

DEPOSITORY RECEIPTS

The Fund may invest in American Depositary Receipts (ADRs), Global Depository Receipts (GDRs) and European Depository Receipts (EDRs) (collectively, "Depository Receipts") if issues of such Depository Receipts are available that are consistent with the Fund's investment objective. Depository Receipts generally evidence an ownership interest in a corresponding foreign security on deposit with a financial institution. Transactions in Depository Receipts usually do not settle in the same currency in which the underlying securities are denominated or traded. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. GDRs may be traded in any public or private securities markets and may represent securities held by institutions located anywhere in the world.

DOMESTIC EQUITY DEPOSITARY RECEIPTS

The Fund may invest in Domestic Equity Depositary Receipts. These instruments represent interests in a unit investment trust ("UIT") that holds a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of Domestic Equity Depositary Receipts include S&P Depositary Receipts ("SPDRs") and

Nasdaq 100 Shares, which may be obtained from the UIT issuing the securities or purchased in the secondary market (SPDRs and Nasdaq 100 Shares are listed on the American Stock Exchange).

Domestic Equity Depositary Receipts are not individually redeemable, except upon termination of the UIT that issued them. The liquidity of small holdings of Domestic Equity Depositary Receipts depends upon the existence of a secondary market.

The redemption price (and therefore the sale price) of Domestic Equity Depositary Receipts is derived from and based upon the securities held by the UIT that issued them. Accordingly, the level of risk involved in the purchase or redemption or sale of a Domestic Equity Depositary Receipt is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the price of Domestic Equity Depositary Receipts is based on the value of a basket of stocks. Disruptions in the markets for the securities underlying Domestic Equity Depositary Receipts purchased or sold by a Series could result in losses on Domestic Equity Depositary Receipts.

CONVERTIBLE SECURITIES

A convertible security is a fixed income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are usually subordinated to similar non-convertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. The Manager regards convertible securities as a form of equity security.

FIXED INCOME SECURITIES

The Fund may invest in fixed income securities (including convertible securities) of any maturity. Fixed income securities include securities issued by federal, state, local and foreign governments, and a wide range of private issuers.

FUTURES AND OPTIONS

The Fund may use futures and options for various purposes. Such transactions may involve options, futures and related options on futures contracts, and those instruments may relate to particular equity and fixed income securities, equity and fixed income indexes, and foreign currencies. The Fund may also enter into a combination of long and short positions (including spreads and straddles) for a variety of investment strategies, including protecting against changes in certain yield relationships.

The use of futures contracts, options contracts and options on futures contracts involves risk. Thus, while the Fund may benefit from the use of futures, options and options on futures, unanticipated changes in interest rates, securities prices, or currency exchange rates may result in poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Losses incurred in transactions in futures, options and options on futures and the costs of these transactions will affect the Fund's performance.

OPTIONS. The Fund (1) may enter into contracts giving third parties the right to buy the Fund's portfolio securities for a fixed price at a future date (writing "covered call options"); (2) may enter into contracts giving third parties the right to sell securities to the Fund for a fixed price at a future date (writing "covered put options"); and (3) may buy the right to purchase securities from third parties ("call options") or the right to sell securities to third parties ("put options") for a fixed price at a future date.

WRITING COVERED OPTIONS. The Fund may seek to increase its return by writing covered call or put options on optionable securities or indexes. A call option written by the Fund on a security gives the holder the right to buy the underlying security from the Fund at a stated exercise price; a put option gives the holder the right to sell the underlying security to the Fund at a stated exercise price. In the case of options on indexes, the options are usually cash settled based on the difference between the strike price and the value of the index.

The Fund will receive a premium for writing a put or call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price and volatility of the underlying security or securities index to the exercise price of the option, the remaining term of the option, supply and demand and interest rates. By writing a call option on a security, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option on a security, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security subsequently appreciates in value. In the case of options on an index, if the Fund writes a call, any profit by the Fund in respect of portfolio securities expected to correlate with the index will be limited by an increase in the index above the exercise price of the option. If the Fund writes a put on an index, the Fund may be required to make a cash settlement greater than the premium received if the index declines.

A call option on a security is "covered" if the Fund owns the underlying security or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration earmarked and maintained by the Fund's custodian on the custodian's books and records) upon conversion or exchange of other securities held in its portfolio. A call option on a security is also covered if the Fund holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government Securities or other liquid securities earmarked on the Custodian's books and records. A call option on an index is "covered" if the Fund maintains cash, U.S. Government Securities or other liquid securities with a value equal to the exercise price in a segregated account with its custodian. A put option is "covered" if the Fund's custodian earmarks and maintains cash, U.S. Government Securities or other liquid securities with a value equal to the exercise price, or else holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

If the writer of an option wishes to terminate its obligation, it may effect a "closing purchase transaction." This is accomplished, in the case of exchange traded options, by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. The writer of an option may not effect a closing purchase transaction after it has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that the Fund will be able to effect a closing purchase or a closing sale transaction at any particular time. Also, an over-the-counter option may be closed out only with the other party to the option transaction.

Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or liquid securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or index of securities, any loss resulting from the repurchase of a written call option is likely to be offset in whole or in part by appreciation of the underlying security or securities owned by the Fund.

The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upward or downward by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price. In that event, the Fund's return will be the premium received from the put option minus the cost of closing the position or, if it chooses to take delivery of the security, the premium received from the put option minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in market environments analogous to those in which call options are used in buy-and-write transactions.

The extent to which the Fund will be able to write and purchase call and put options may be restricted by the Fund's intention to qualify as a regulated investment company under the Internal Revenue Code.

RISK FACTORS IN OPTIONS TRANSACTIONS. The option writer has no control over when the underlying securities or futures contract must be sold, in the case of a call option, or purchased, in the case of a put option, since the writer may be assigned an exercise notice at any time prior to the termination of the obligation. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security or futures contract during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security or futures contract. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security or futures contract at the exercise price, which will usually exceed the then market value of the underlying security or futures contract.

An exchange-traded option may be closed out only on a national securities exchange ("Exchange") which generally provides a liquid secondary market for an option of the same series. An over-the-counter option may be closed out only with the other party to the option transaction. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option with the result that the Fund holding the option would have to exercise the option in order to realize any profit. For example, in the case of a written call option, if the Fund is unable to effect a closing purchase transaction in a secondary market (in the case of a listed option) or with the purchaser of the option (in the case of an over-the-counter option), the Fund will not be able to sell the underlying security (or futures contract) until the option expires or it delivers the underlying security (or futures contract) upon exercise. Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange should continue to be exercisable in accordance with their terms.

The Exchanges have established limitations governing the maximum number of options which may be written by an investor or group of investors acting in concert. It is possible that the Fund, the Manager and other clients of the Manager may be considered to be such a group. These position limits may restrict the Fund's ability to purchase or sell options on a particular security.

The amount of risk the Fund assumes when it purchases an option is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed below, the purchase of an option also entails the risk that changes in the value of the underlying security or futures contract will not be fully reflected in the value of the option purchased.

FUTURES. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to pay for and take delivery of the type of financial instrument called for in the contract in a specified delivery month, at a stated price. In some cases, the specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Some futures contracts are "cash settled" (rather than "physically settled," as described above) which means that the purchase price is subtracted from the current market value of the instrument and the net amount if positive is paid to the purchaser, and if negative is paid by the purchaser. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant contract market. Under U.S. law, futures contracts on individual equity securities are not permitted.

The purchase or sale of a futures contract differs from the purchase or sale of a security or option in that no price or premium is paid or received. Instead, an amount of cash or U.S. Government Securities or other liquid assets generally not exceeding 5% of the face amount of the futures contract must be deposited with the broker. This amount is known as initial margin. Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to market." Prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid on each completed purchase and sale transaction.

In most cases futures contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, a loss will be realized.

The ability to establish and close out positions on options on futures will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or be maintained.

INDEX FUTURES. The Fund may purchase futures contracts on various securities indexes ("Index Futures"). For example, the Fund may purchase Index Futures on the S&P 500 and on such other domestic stock indexes as the Manager may deem appropriate. The Fund's purchase and sale of Index Futures is limited to contracts and exchanges approved by the CFTC.

An Index Future may call for "physical delivery" or be "cash settled." An Index Future that calls for physical delivery is a contract to buy an integral number of units of the particular securities index at a specified future date at a price agreed upon when the contract is made. A unit is the value from time to time of the relevant index. While the Fund that purchases an Index Future that calls for physical delivery is obligated to pay the face amount on the stated date, such an Index Future may be closed out on that date or any earlier date by selling an Index Future with the same face amount and contract date. This will terminate the Fund's position and the Fund will realize a profit or a loss based on the difference between the cost of purchasing the original Index Future and the price obtained from selling the closing Index Future. The amount of the profit or loss is determined by the change in the value of the relevant index while the Index Future was held.

For example, if the value of a unit of a particular index were $1,000, a contract to purchase 500 units would be worth $500,000 (500 units x $1,000). The Index Futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the relevant index at the expiration of the contract. For example, if the Fund enters into one futures contract to buy 500 units of an index at a specified future date at a contract price of $1,000 per unit and the index is at $1,010 on that future date, the Fund will gain $5,000 (500 units x gain of $10).

Index Futures that are "cash settled" provide by their terms for settlement on a net basis reflecting changes in the value of the underlying index. Thus, the purchaser of such an Index Future is never obligated to pay the face amount of the contract. The net payment obligation may in fact be very small in relation to the face amount.

A Fund may close open positions on the futures exchange on which Index Futures are then traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract's life are required to settle on the next business day (based upon the value of the relevant index on the expiration day) with settlement made, in the case of Index Futures on the S&P 500, with the Commodities Clearing House. Additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time the Fund purchases foreign stock Index Futures.

The price of Index Futures may not correlate perfectly with movement in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the Index and futures markets. Secondly, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Futures relates. This may result in a disparity between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

OPTIONS ON FUTURES CONTRACTS. Options on futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option-exercise price at any time during the period of the option. The Fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the Fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities the Fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments. See "Foreign Currency Transactions" below for a description of the Fund's use of options on currency futures.

RISK FACTORS IN FUTURES TRANSACTIONS. Investment in futures contracts involves risk. If the futures are used for hedging, some of that risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the security or currency being hedged. The correlation is higher between price movements of futures contracts and the instrument underlying that futures contract. The correlation is lower when futures are used to hedge securities other than such underlying instrument, such as when a futures contract on an index of securities is used to hedge a single security, a futures contract on one security (e.g., U.S. Treasury bonds) is used to hedge a different security (e.g., a mortgage-backed security) or when a futures contract in one currency is used to hedge a security denominated in another currency. In the event of an imperfect correlation between a futures position and a portfolio position (or anticipated position) which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, it is not always possible to hedge fully or perfectly against currency fluctuations affecting the value of the securities denominated in foreign currencies because the value of such securities also is likely to fluctuate as a result of independent factors not related to currency fluctuations. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches.

A hedge will not be fully effective where there is such imperfect correlation. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contract.

The Fund may also purchase futures contracts (or options thereon) as an anticipatory hedge against a possible increase in the price of currency in which is denominated the securities the Fund anticipates purchasing. In such instances, it is possible that the currency may instead decline. If the Fund does not then invest in such securities because of concern as to possible further market and/or currency decline or for other reasons, the Fund may realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.

The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days. Short positions in index futures may be closed out only by entering into a futures contract purchase on the futures exchange on which the index futures are traded.

The successful use of transactions in futures and related options for hedging and risk management also depends on the ability of the Manager to forecast correctly the direction and extent of exchange rate, interest rate and stock price movements within a given time frame. For example, to the extent interest rates remain stable during the period in which a futures contract or option is held by the Fund investing in fixed income securities (or such rates move in a direction opposite to that anticipated), the Fund may realize a loss on the futures transaction which is not fully or partially offset by an increase in the value of its portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless the Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

USES OF OPTIONS, FUTURES AND OPTIONS ON FUTURES

RISK MANAGEMENT. When futures and options on futures are used for risk management, the Fund will generally take long positions (e.g., purchase call options, futures contracts or options thereon) in order to increase the Fund's exposure to a particular market, market segment or foreign currency. Likewise, if the Fund holds a portfolio of stocks with an average volatility (beta) lower than that of the Fund's benchmark securities index as a whole (deemed to be 1.00), the Fund may purchase Index Futures to increase its average volatility to
1.00. In the case of futures and options on futures, the Fund is only required to deposit the initial and variation margin as required by relevant CFTC regulations and the rules of the contract markets. Because the Fund will then be obligated to purchase the security or index at a set price on a future date, the Fund's net asset value will fluctuate with the value of the security as if it were already included in the Fund's portfolio. Risk management transactions have the effect of providing a degree of investment leverage, particularly when the Fund does not earmark assets equal to the face amount of the contract (i.e., in cash settled futures contracts) since the futures contract (and related options) will increase or decrease in value at a rate which is a multiple of the rate of increase or decrease in the value of the initial and variation margin that the Fund is required to deposit. As a result, the value of the Fund's portfolio will generally be more volatile than the value of comparable portfolios which do not engage in risk management transactions. The Fund will not, however, use futures and options on futures to obtain greater volatility than it could obtain through direct investment in securities; that is, the Fund will not normally engage in risk management to increase the average volatility (beta) of that Fund's portfolio above 1.00, the level of risk (as measured by volatility) that would be present if the Fund were fully invested in the securities comprising the relevant index. However, the Fund may invest in futures and options on futures without regard to this limitation if the face value of such investments, when aggregated with the Index Futures, equity swaps and contracts for differences as described below does not exceed 10% of the Fund's assets.

HEDGING. To the extent indicated elsewhere, the Fund may also enter into options and futures contracts and buy and sell options on futures for hedging. For example, if the Fund wants to hedge certain of its fixed income securities against a decline in value resulting from a general increase in market rates of interest, it might sell futures contracts with respect to fixed income securities or indexes of fixed income securities. If the hedge is effective, then should the anticipated change in market rates cause a decline in the value of the Fund's fixed income security, the value of the futures contract should increase. Likewise, the Fund may sell equity index futures if the Fund wants to hedge its equity securities against a general decline in the relevant equity market(s). The Fund may also use futures contracts in anticipatory hedge transactions by taking a long position in a futures contract with respect to a security, index or foreign currency that the Fund intends to purchase (or whose value is expected to correlate closely with the security or currency to be purchased) pending receipt of cash from other transactions to be used for the actual purchase. Then if the cost of the security or foreign currency to be purchased by the Fund increases and if the anticipatory hedge is effective, that increased cost should be offset, at least in part, by the value of the futures contract. Options on futures contracts may be used for hedging as well. For example, if the value of a fixed-income security in the Fund's portfolio is expected to decline as a result of an increase in rates, the Fund might purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, for anticipatory hedging, the Fund may purchase call options or write put options as a substitute for the purchase of futures contracts. See "Foreign Currency Transactions" below for more information regarding the currency hedging practices of certain Funds.

INVESTMENT PURPOSES. To the extent indicated elsewhere, the Fund may also enter into futures contracts and buy and sell options thereon for investment. For example, the Fund may invest in futures when its Manager believes that there are not enough attractive securities available to maintain the standards of diversity and liquidity set for the Fund pending investment in such securities if or when they do become available. Through this use of futures and related options, the Fund may diversify risk in its portfolio without incurring the substantial brokerage costs which may be associated with investment in the securities of multiple issuers. This use may also permit the Fund to avoid potential market and liquidity problems (e.g., driving up the price of a security by purchasing additional shares of a portfolio security or owning so much of a particular issuer's stock that the sale of such stock depresses that stock's price) which may result from increases in positions already held by the Fund.

When the Fund purchases futures contracts for investment, the Fund's custodian will earmark and maintain cash, U.S. Government Securities or other liquid securities in an amount which, together with the initial and variation margin deposited on the futures contracts, is equal to the face value of the futures contracts at all times while the futures contracts are held.

Incidental to other transactions in fixed income securities, for investment purposes the Fund may also combine futures contracts or options on fixed income securities with cash, cash equivalent investments or other fixed income securities in order to create "synthetic" bonds which approximate desired risk and return profiles. This may be done where a "non-synthetic" security having the desired risk/return profile either is unavailable (e.g., short-term securities of certain foreign governments) or possesses undesirable characteristics (e.g., interest payments on the security would be subject to foreign withholding taxes). The Fund may also purchase forward foreign exchange contracts in conjunction with U.S. dollar-denominated securities in order to create a synthetic foreign currency denominated security which approximates desired risk and return characteristics where the non-synthetic securities either are not available in foreign markets or possess undesirable characteristics. For greater detail, see "Foreign Currency Transactions" below. When the Fund creates a "synthetic" bond with a futures contract, the Fund's custodian will earmark and maintain cash, U.S. Government Securities or other liquid securities with a value at least equal to the face amount of the futures contract (less the amount of any initial or variation margin on deposit).

SYNTHETIC SALES AND PURCHASES. Futures contracts may also be used to reduce transaction costs associated with short-term restructuring of the Fund's portfolio. For example, if the Fund's portfolio includes stocks of companies with medium-sized equity capitalization and, in the opinion of the Manager, such stocks are likely to underperform larger capitalization stocks, the Fund might sell some or all of its mid-capitalization stocks, buy large capitalization stocks with the proceeds and then, when the expected trend had played out, sell the large capitalization stocks and repurchase the mid-capitalization stocks with the proceeds. In the alternative, the Fund may use futures to achieve a similar result with reduced transaction costs. In that case, the Fund might simultaneously enter into short futures positions on an appropriate index (e.g., the S&P Mid Cap 400 Index) (to synthetically "sell" the stocks in the Fund) and long futures positions on another index (e.g., the S&P 500) (to synthetically "buy" the larger capitalization stocks). When the expected trend has played out, the Fund would then close out both futures contract positions. The Fund will only enter into these combined positions if (1) the short position (adjusted for historic volatility) operates as a hedge of existing portfolio holdings, (2) the face amount of the long futures position is less than or equal to the value of the portfolio securities that the Fund would like to dispose of, (3) the contract settlement date for the short futures position is approximately the same as that for the long futures position and (4) the Fund's custodian earmarks and maintains an amount of cash, U.S. Government Securities or other liquid assets whose value, marked-to-market daily, is equal to the Fund's current obligations in respect of the long futures contract positions. If the Fund uses such combined short and long positions, in addition to possible declines in the values of its investment securities, the Fund may also suffer losses associated with a securities index underlying the long futures position underperforming the securities index underlying the short futures position. However, the Manager will enter into these combined positions only if the Manager expects that, overall, the Fund will perform as if it had sold the securities hedged by the short position and purchased the securities underlying the long position. The Fund may also use swaps and options on futures to achieve the same objective.

LIMITATIONS ON THE USE OF OPTIONS AND FUTURES PORTFOLIO STRATEGIES. As noted above, the Fund may use futures contracts and related options for hedging and, in some circumstances, for risk management or investment but not for speculation. Thus, except when used for risk management or investment, the Fund's long futures contract positions (less its short positions) together with the Fund's cash (i.e., equity or fixed income) positions will not exceed the Fund's total net assets.

The Fund's ability to engage in the options and futures strategies described above will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to currencies are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Fund's ability to engage in options and futures transactions may be limited by tax considerations.

FOREIGN CURRENCY TRANSACTIONS

Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. For example, uncertainty surrounds the introduction of the "euro" (a common currency unit for the European Union) which occurred in January 1999. These and other currencies in which the Fund's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund.

The Fund is permitted to invest in securities denominated in foreign currencies may buy or sell foreign currencies, deal in forward foreign currency contracts, currency futures contracts and related options and options on currencies. The Fund may use such currency instruments for hedging, investment or currency risk management. Currency risk management may include taking active currency positions relative to both the securities portfolio of the Fund and the Fund's performance benchmark.

Forward foreign currency contracts are contracts between two parties to purchase and sell a specific quantity of a particular currency at a specified price, with delivery and settlement to take place on a specified future date. Currency futures contracts are contracts to buy or sell a standard quantity of a particular currency at a specified future date and price. Options on currency futures contracts give their owner the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified currency futures contract at a fixed price during a specified period. Options on currencies give their owner the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified quantity of a particular currency at a fixed price during a specified period.

The Fund may enter into forward contracts for hedging under three circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

Second, when the Manager of the Fund believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Maintaining a match between the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.

Third, the Fund may engage in currency "cross hedging" when, in the opinion of the Manager, the historical relationship among foreign currencies suggests that the Fund may achieve the same protection for a foreign security at reduced cost through the use of a forward foreign currency contract relating to a currency other than the U.S. dollar or the foreign currency in which the security is denominated. By engaging in cross hedging transactions, the Fund assumes the risk of imperfect correlation between the subject currencies. These practices may present risks different from or in addition to the risks associated with investments in foreign currencies.

The Fund is not required to enter into hedging transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager. By entering into the above hedging transactions, the Fund may be required to forego the benefits of advantageous changes in the exchange rates.

The Fund may also enter into foreign currency forward contracts for investment and currency risk management. When the Fund uses currency instruments for such purposes, the foreign currency exposure of the Fund may differ substantially from the currencies in which the Fund's investment securities are denominated. However, the Fund's aggregate foreign currency exposure will not normally exceed 100% of the value of the Fund's securities, except that the Fund may use currency instruments without regard to this limitation if the amount of such excess, when aggregated with futures contracts, equity swap contracts and contracts for differences used in similar ways, does not exceed 10% of the Fund's net assets.

Except to the extent that the Fund may use such contracts for risk management, whenever the Fund enters into a foreign currency forward contract, other than a forward contract entered into for hedging, the Fund's custodian will earmark and maintain cash, U.S. Government Securities or other liquid securities with a value, marked to market daily, equal to the amount of the currency required to be delivered. The Fund's ability to engage in forward contracts may be limited by tax considerations.

The Fund may use currency futures contracts and related options and options on currencies for the same reasons for which it uses currency forwards. Except to the extent that the Fund may use futures contracts and related options for risk management, the Fund will, so long as it is obligated as the writer of a call option on currency futures, own on a contract-for-contract basis an equal long position in currency futures with the same delivery date or a call option on currency futures with the difference, if any, between the market value of the call written and the market value of the call or long currency futures purchased and maintained by the Fund in cash or other liquid assets earmarked on the books and records of the Fund's custodian. If at the close of business on any day the market value of the call purchased by the Fund falls below 100% of the market value of the call written by the Fund, the Fund's custodian will earmark and maintain an amount of cash or other liquid assets equal in value to the difference. Alternatively, the Fund may cover the call option by owning securities denominated in the currency with a value equal to the face amount of the contract(s) or through earmarking and maintaining with the custodian an amount of the particular foreign currency equal to the amount of foreign currency per futures contract option times the number of options written by the Fund.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with banks and broker-dealers by which the Fund acquires a security (usually an obligation of the Government where the transaction is initiated or in whose currency the agreement is denominated) for a relatively short period (usually not more than a week) for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-on price and date. The resale price is in excess of the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford an opportunity for the Fund to earn a return on temporarily available cash at no market risk, although there is a risk that the seller may default in its obligation to pay the agreed-upon sum on the redelivery date. Such a default may subject the relevant Fund to expenses, delays and risks of loss including: (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of access to income during this period and (c) inability to enforce rights and the expenses involved in attempted enforcement.

TEMPORARY HIGH QUALITY CASH ITEMS

The Fund may temporarily invest a portion of their assets in cash or cash items pending other investments or in connection with the earmarking and maintenance of such assets on the custodian's books and records. These cash items must be of high quality and may include a number of money market instruments such as securities issued by the United States government and agencies thereof, bankers' acceptances, commercial paper, and bank certificates of deposit. By investing only in high quality money market securities the Fund may seek to minimize credit risk with respect to such investments.

U.S. GOVERNMENT SECURITIES AND FOREIGN GOVERNMENT SECURITIES

U.S. Government Securities include securities issued or guaranteed by the U.S. government or its authorities, agencies or instrumentalities. Foreign Government Securities include securities issued or guaranteed by foreign governments (including political subdivisions) or their authorities, agencies or instrumentalities or by supra-national agencies. U.S. Government Securities and Foreign Government Securities have different kinds of government support. For example, some U.S. Government Securities, such as U.S. Treasury bonds, are supported by the full faith and credit of the United States, whereas certain other U.S. Government Securities issued or guaranteed by federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States. Similarly, some Foreign Government Securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not. In the case of certain countries, Foreign Government Securities may involve varying degrees of credit risk as a result of financial or political inability of the Fund to enforce its rights against the foreign government issuer.

Supra-national agencies are agencies whose member nations make capital contributions to support the agencies' activities, and include such entities as the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Coal and Steel Community and the Inter-American Development Bank.

Like other fixed income securities, U.S. Government Securities and Foreign Government Securities are subject to market risk and their market values fluctuate as interest rates change. Thus, for example, the value of an investment in the Fund which holds U.S. Government Securities or Foreign Government Securities may fall during times of rising interest rates. Yields on U.S. Government Securities and Foreign Government Securities tend to be lower than those of corporate securities of comparable maturities.

In addition to investing directly in U.S. Government Securities and Foreign Government Securities, the Fund may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments or principal payments, or both, in U.S. Government Securities and Foreign Government Securities. These certificates of accrual and similar instruments may be more volatile than other government securities.




FIRM COMMITMENTS

A firm commitment agreement is an agreement with a bank or broker-dealer for the purchase of securities at an agreed-upon price on a specified future date. The Fund may enter into firm commitment agreements with such banks and broker-dealers with respect to any of the instruments eligible for purchase by the Fund. The Fund will only enter into firm commitment arrangements with banks and broker-dealers which the Manager determines present minimal credit risks. The Fund's custodian will earmark and maintain cash, U.S. Government Securities or other liquid securities in an amount equal to the Fund's obligations under firm commitment agreements.

ILLIQUID SECURITIES


The Fund may purchase "illiquid securities," i.e., securities which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment, which include securities whose disposition is restricted by securities laws, so long as no more than 15% of net assets would be invested in such illiquid securities. The Fund currently intends to invest in accordance with the SEC staff view that repurchase agreements maturing in more than seven days are illiquid securities unless an agreement can be terminated after a notice period of seven days or less. For so long as the SEC maintains the position that most equity swap contracts, reverse equity swap contracts, caps, floors and collars are illiquid, the Fund will continue to designate these instruments as illiquid for purposes of its 15% illiquid limitation unless the instrument includes a termination clause or has been determined to be liquid based on a case-by-case analysis pursuant to procedures approved by the Trustees.

                             INVESTMENT RESTRICTIONS

Fundamental Restrictions:

Without a vote of the majority of the outstanding voting securities of the Fund, the Trust will not take any of the following actions with respect to the Fund as indicated:

(1) Borrow money except under the following circumstances: (i) The Fund may borrow money from banks so long as after such a transaction, the total assets (including the amount borrowed) less liabilities other than debt obligations, represent at least 300% of outstanding debt obligations; (ii) the Fund may also borrow amounts equal to an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes, such as for the clearance and settlement of portfolio transactions and to meet shareholder redemption requests; (iii) The Fund may enter into transactions that are technically borrowings under the 1940 Act because they involve the sale of a security coupled with an agreement to repurchase that security (e.g., reverse repurchase agreements, dollar rolls and other similar investment techniques) without regard to the asset coverage restriction described in (i) above, so long as and to the extent that the Fund's custodian earmarks and maintains cash and/or high grade debt securities equal in value to its obligations in respect of these transactions. Under current pronouncements of the SEC staff, such transactions are not treated as senior securities so long as and to the extent that the Fund's custodian earmarks and maintains liquid assets, such as cash, U.S. Government Securities or other appropriate assets equal in value to its obligations in respect of these transactions.

(2) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)

(3) Make short sales of securities or maintain a short position for the Fund's account unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

(4) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

(5) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

(6) Make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund's portfolio securities. Loans of portfolio securities may be made with respect to up to 100% of the Fund's total assets.

(7) Invest in securities of any issuer if, to the knowledge of the Trust, officers and Trustees of the Trust and officers and members of Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager") who beneficially own more than 1/2 of 1% of the securities of that issuer together beneficially own more than 5%.

(8) Concentrate more than 25% of the value of its total assets in any one industry.

(9) Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options thereon.

(10) Issue senior securities, as defined in the 1940 Act and as amplified by rules, regulations and pronouncements of the SEC. The SEC has concluded that even though reverse repurchase agreements, firm commitment agreements and standby commitment agreements fall within the functional meaning of the term "evidence of indebtedness," the issue of compliance with Section 18 of the 1940 Act will not be raised with the SEC by the Division of Investment Management if the Fund covers such securities by earmarking and maintaining certain assets on the books and records of the Fund's custodian. Similarly, so long as such earmarked assets are maintained, the issue of compliance with Section 18 will not be raised with respect to any of the following: any swap contract or contract for differences; any pledge or encumbrance of assets permitted by Non-Fundamental Restriction (4) below; any borrowing permitted by Fundamental Restriction (1) above; any collateral arrangements with respect to initial and variation margin permitted by Non-Fundamental Restriction (4) below; and the purchase or sale of options, forward contracts, futures contracts or options on futures contracts.

Non-Fundamental Restrictions:

It is contrary to the present policy of the Fund, which may be changed by the Trustee without shareholder approval, to:

(1) Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

(2) Make investments for the purpose of gaining control of a company's management.


(3) Invest more than 15% of net assets in illiquid securities. The securities currently thought to be included as "illiquid securities" are restricted securities under the Federal securities laws (including illiquid securities traded under Rule 144A), repurchase agreements and securities that are not readily marketable. To the extent the Trustees determine that restricted securities traded under Section 4(2) or Rule 144A under the Securities Act of 1933, repurchase agreements and securities that are not readily marketable, are in fact liquid, they will not be included in the 15% limit on investment in illiquid securities.


(4) Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 33 1/3% of the Fund's total assets (taken at cost). (For the purposes of this restriction, collateral arrangements with respect to swap agreements, the writing of options, stock index, interest rate, currency or other futures, options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets. The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be a pledge or encumbrance.)

Except as indicated above in Fundamental Restriction (1), all percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

The phrase "shareholder approval," as used in the Prospectus and in this Statement of Additional Information, and the phrase "vote of a majority of the outstanding voting securities," as used herein with respect to the Fund, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of that Fund present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except for policies that are explicitly described as fundamental in the Prospectus or this Statement of Additional Information, the investment policies of the Fund (including all policies, restrictions and limitations set forth in the "Investment Guidelines") may be changed by the Trust's Trustees without the approval of shareholders.

                             MANAGEMENT OF THE TRUST

     Subject to the provisions of the GMO Declaration of Trust, the business of the GMO Trust (the "Trust"), an open-end management investment company, shall be managed by the Trustees, and they shall have all powers necessary or convenient to carry out that responsibility including the power to engage in securities transactions of all kinds on behalf of the Trust. Without limiting the foregoing, the Trustees may: adopt By-Laws not inconsistent with the Declaration of Trust providing for the regulation and management of the affairs of the Trust and may amend and repeal them to the extent that such By-Laws do not reserve that right to the Shareholders; fill vacancies in or remove from their number (including any vacancies created by an increase in the number of Trustees); remove from their number with or without cause; elect and remove such officers and appoint and terminate such agents as they consider appropriate; appoint from their own number and terminate one or more committees consisting of two or more Trustees which may exercise the powers and authority of the Trustees to the extent that the Trustees determine; employ one or more custodians of the assets of the Trust and authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank; retain a transfer agent or a shareholder servicing agent, or both; provide for the distribution of Shares by the Trust, through one or more principal underwriters or otherwise; set record dates for the determination of Shareholders with respect to various matters; and in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees and to any agent or employee of the Trust or to any such custodian or underwriter.

     The Trustees and officers of the Trust and their principal occupations during the past five years are as follows:

     R. JEREMY GRANTHAM* (D.O.B. 10/6/38). President-Quantitative and Chairman of the Trustees of the Trust. Member, Grantham, Mayo, Van Otterloo & Co. LLC.

     JAY O. LIGHT (D.O.B. 10/3/41). Trustee of the Trust. Professor of Business Administration, Harvard University; Senior Associate Dean, Harvard University (1988-1992).

     EYK DEL MOL VAN OTTERLOO (D.O.B. 2/27/37). President-International of the Trust. Member, Grantham, Mayo, Van Otterloo & Co. LLC.

     RICHARD MAYO (D.O.B. 6/18/42). President-U.S. Active of the Trust. Member, Grantham, Mayo, Van Otterloo & Co. LLC.

     SUSAN RANDALL HARBERT (D.O.B. 4/25/57). Chief Financial Officer and Treasurer of the Trust. Member, Grantham, Mayo, Van Otterloo & Co. LLC.

     WILLIAM R. ROYER, ESQ. (D.O.B. 7/20/65). Vice President of the Trust. General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

     ROBERT V. BROKAW, JR. (D.O.B. 10/7/43). Secretary of the Trust. Member, Grantham, Mayo, Van Otterloo & Co. LLC. Research Analyst, GMO Renewable Resources LLC (July 1999 - present).


     SCOTT ESTON (D.O.B. 1/20/56). Vice President of the Trust. Chief Financial Officer, Chief Operating Officer, Member, Grantham, Mayo, Van Otterloo & Co. LLC (September 1997 - present). Senior Partner, Coopers & Lybrand (1987
     - 1997).


     ANNE STETSON (D.O.B. 8/7/62) Vice President of the Trust. Associate General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (May 1998-present). Legal Counsel, Fidelity Investments (January 1995 - April 1998).

     ELAINE M. HARTNETT, ESQ. (D.O.B. 2/18/45). Vice President and Clerk of the Trust. Associate General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (June 1999 - present). Associate/Junior Partner, Hale and Dorr LLP, Boston, Massachusetts (1991 - 1999).

     BRENT ARVIDSON (D.O.B. 6/26/69). Assistant Treasurer of the Trust. Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 1997
     - present). Senior Financial Reporting Analyst, John Hancock Funds (August 1996 - September 1997). Account Supervisor/Senior Account Specialist, Investors Bank and Company (June 1993 - August 1996).

*Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC ("GMO" or the "Manager"), as defined by the 1940 Act.


     The mailing address of each of the officers and Trustees is c/o GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110. As of October 1, 2000, the Trustees and officers of the

Trust as a group owned less than 1% of the outstanding shares of each class of shares of the Fund.

         Except as stated above, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers.

         Other than as set forth in the table below, no Trustee or officer of the Trust receives any direct compensation from the Trust or any series thereof:

                NAME OF PERSON,                     TOTAL ANNUAL COMPENSATION
                  POSITION                                FROM THE TRUST
                ---------------                     --------------------------
              Harvey R. Margolis, Trustee(1)                  $80,000

              Jay O. Light, Trustee                           $80,000

     Messrs. Grantham, Mayo, Van Otterloo, Brokaw and Eston, and Ms. Harbert, as members of the Manager, will benefit from the management fees paid by the Fund.


     As disclosed in the Prospectus under the heading "Management of the Fund," under a Management Contract (the "Management Contract") between the Trust and the Manager, subject to such policies as the Trustees of the Trust may determine, the Manager will furnish continuously an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities. Subject to the control of the Trustees, the Manager also manages, supervises and conducts the other affairs and business of the Trust, furnishes office space and equipment, provides bookkeeping and certain clerical services and pays all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with the Manager. As indicated under "Portfolio Transactions--Brokerage and Research Services," the Trust's portfolio transactions may be placed with broker-dealers who furnish the Manager, at no cost, certain research, statistical and quotation services of value to the Manager in advising the Trust or its other clients.

     As is disclosed in the Prospectus, the Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through October 31, 2001 to the extent that the Fund's total annual operating expenses (excluding Shareholder Service Fees, brokerage commissions and other investment-related costs, interest expenses, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses and transfer taxes) would otherwise exceed 0.60% of the Fund's daily net assets.


     The Management Contract provides that the Manager shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.


-------------------
(1) Mr. Margolis served as a Trustee of the Trust until his death in June 2000.

     The Management Contract was approved by the Trustees of the Trust (including a majority of the Trustees who were not "interested persons" of the Manager) and by the Fund's sole shareholder in connection with the establishment of the Fund. The Management Contract will continue in effect for a period more than two years from the date of its execution only so long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of the Manager or the Trust, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the Fund. The Management Contract automatically terminates on assignment, and is terminable on not more than 60 days' notice by the Trust to the Manager. In addition, the Management Contract may be terminated on not more than 60 days' written notice by the Manager to the Trust.

     The Management Fee is calculated based on a fixed percentage of the Fund's average daily net assets. In the last three full fiscal years and in the fiscal period ended June 30, 2000,(2) the Fund has paid the following amounts as Management Fee to the Manager pursuant to the Management Contract:


                                 Gross             Reduction              Net
                                 -----             ---------              ---

Period ended 6/30/00          $    1,391          $    1,391          $        0
Year ended 2/29/00            $  183,059          $   32,911          $  150,148
Year ended 2/28/99            $  742,814          $  207,233          $  535,581
Year ended 2/28/98            $1,425,989          $  381,705          $1,044,284



     Each of the Trust and the Manager has adopted a Code of Ethics pursuant to the requirement of the 1940 Act. Under the Code of Ethics, personnel are only permitted to engage in personal securities transactions in accordance with certain conditions relating to such persons' position, the identity of the security, the timing of the transaction and similar factors. Transactions in securities that may be held by the Fund are permitted, subject to compliance with applicable provisions of the Code. Personal securities transactions must be reported quarterly and broker confirmations of such transactions must be provided for review.

     CUSTODIAL ARRANGEMENTS. Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, Massachusetts 02116 serves as the Fund's custodian. As such, IBT holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to the Fund. Upon instruction, IBT receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. IBT also maintains certain accounts and records of the Trust and calculates the total net asset value, total net income and net asset value per share of the Fund on a daily basis.

     SHAREHOLDER SERVICE ARRANGEMENTS. As disclosed in the Prospectus, pursuant to the terms of a single Servicing Agreement with the Fund, GMO provides direct client service, maintenance



------------------------
(2) The Fund's fiscal year has changed from February 28/29 to June 30.

and reporting to shareholders of the Fund. The Servicing Agreement was approved by the Trustees of the Trust (including a majority of the Trustees who are not "interested persons" of the Manager or the Trust). The Servicing Agreement will continue in effect for a period of more than one year from the date of its execution only so long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the Manager or the Trust, and
(ii) the majority vote of the full Board of Trustees. The Servicing Agreement automatically terminates on assignment (except as specifically provided in the Servicing Agreement) and is terminable by either party upon not more than 60 days' written notice to the other party.


     The Trust entered into the Servicing Agreement with GMO on May 30, 1996. Pursuant to the terms of the Servicing Agreement, in the last three full fiscal years and in the fiscal period ended June 30, 2000,(3) the Fund paid GMO the amounts set forth in the table that follows:

       March 1, 1997                  March 1, 1998              March 1, 1999             March 1, 2000
          Through                        Through                    Through                   Through
     February 28, 1998              February 28, 1999          February 29, 2000           June 30, 2000
     -----------------              -----------------          -----------------           -------------

         $284,344                       $148,563                    $45,765                     $348


     INDEPENDENT ACCOUNTANTS. The Trust's independent accountants are PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP conducts annual audits of the Trust's financial statements, assists in the preparation of the Fund's federal and state income tax returns, consults with the Trust as to matters of accounting and federal and state income taxation and provides assistance in connection with the preparation of various Securities and Exchange Commission filings.

     DISTRIBUTOR. Funds Distributor, Inc. ("FDI"), 60 State Street, Boston, Massachusetts 02109, serves as the Trust's distributor on behalf of the Fund. GMO has undertaken to reimburse the Trust for any fees that the Trust is obligated to pay FDI.

                             PORTFOLIO TRANSACTIONS

     The purchase and sale of portfolio securities for the Fund and for the other investment advisory clients of the Manager are made by the Manager with a view to achieving their respective investment objectives. For example, a particular security may be bought or sold for certain clients of the Manager even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, therefore, one client may indirectly sell a particular security to another client. It also happens that two or more clients may simultaneously buy or sell the same security, in which event purchases or sales are effected on a pro rata, rotating or other equitable basis so as to avoid any one account being preferred over any other account.



---------------------
(3) The Fund's fiscal year has changed from February 28/29 to June 30.

     Transactions involving the issuance of Fund shares for securities or assets other than cash will be limited to a bona fide reorganization or statutory merger, and to other acquisitions of portfolio securities that meet all of the following conditions: (a) such securities meet the investment objectives and policies of the Fund; (b) such securities are acquired for investment and not for resale; (c) such securities are not restricted as to transfer either by law or liquidity of market; and (d) such securities are valued in accordance with the Fund's valuation procedures as described in the Prospectus.


     BROKERAGE AND RESEARCH SERVICES. In placing orders for the portfolio transactions of the Fund, the Manager will seek the best price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. The determination of what may constitute best price and execution by a broker-dealer in effecting a securities transaction involves a number of considerations, including, without limitation, the overall net economic result to the Fund (involving price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Because of such factors, a broker-dealer effecting a transaction may be paid a commission higher than that charged by another broker-dealer. Most of the foregoing are subjective considerations.

     Over-the-counter transactions often involve dealers acting for their own account. It is the Manager's policy to place over-the-counter market orders for the Fund with primary market makers unless better prices or executions are available elsewhere.

     Although the Manager does not consider the receipt of research services as a factor in selecting brokers to effect portfolio transactions for the Fund, the Manager will receive such services from brokers who are expected to handle a substantial amount of the Fund's portfolio transactions. Research services may include a wide variety of analyses, reviews and reports on such matters as economic and political developments, industries, companies, securities and portfolio strategy. The Manager uses such research in servicing other clients as well as the Fund.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934 and subject to such policies as the Trustees of the Trust may determine, the Manager may pay an unaffiliated broker or dealer that provides "brokerage and research services" (as defined in the Act) to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction.

     During the three most recent full fiscal years and in the fiscal period ended June 30, 2000,(4) the Trust paid, on behalf of the Fundamental Value Fund, the following amounts in brokerage commissions:

        March 1, 1997               March 1, 1998                March 1, 1999             March 1, 2000
           Through                     Through                      Through                   Through
      February 28, 1998           February 28, 1999            February 29, 2000           June 30, 2000
      -----------------           -----------------            -----------------           -------------

          $441,587                    $205,843                      $141,776                   $6,102



                        DETERMINATION OF NET ASSET VALUE

     The net asset value per share of the Fund will be determined on each day the New York Stock Exchange (the "Exchange") is open for regular business as of the close of regular trading on the Exchange, generally 4:00 p.m. New York City time. However, equity options held by the Fund are priced as of the close of trading at 4:10 p.m., and futures contracts on U.S. government and other fixed-income securities and index options held by the Fund are priced as of their close of trading at 4:15 p.m. Events affecting the values of foreign securities may occur between the earlier closings of foreign exchanges and securities markets and the closing of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. Please refer to "Determination of Net Asset Value" in the Prospectus for additional information.

                DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES


     The Trust is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated June 24, 1985. A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The fiscal year for the Fund ends on June 30.

     Pursuant to the Declaration of Trust, the Trustees have currently authorized the issuance of an unlimited number of full and fractional shares of forty series: U.S. Core Fund; Tobacco-Free Core Fund; Value Fund; Growth Fund; U.S. Sector Fund; Small Cap Value Fund; Small Cap Growth Fund; Fundamental Value Fund; REIT Fund; International Core Fund; Currency Hedged International Core Fund; Foreign Fund; International Small Companies Fund; Japan Fund; Emerging Markets Fund; Evolving Countries Fund; Domestic Bond Fund; U.S. Bond/Global Alpha A Fund; U.S. Bond/Global Alpha B Fund; International Bond Fund; Currency Hedged International Bond Fund; Global Bond Fund; Emerging Country Debt Fund; Short-Term Income Fund; Global Hedged Equity Fund; Inflation Indexed Bond Fund; International Equity Allocation Fund; World Equity Allocation Fund; Global (U.S.+) Equity Allocation Fund; Global Balanced Allocation Fund; Emerging Country Debt Share Fund; Pelican Fund; Asia Fund; Tax-Managed U.S. Equities Fund; Tax-Managed International Equities Fund; Tax-Managed Small Companies Fund; International Core Plus Allocation Fund; Intrinsic Value Fund; Alpha LIBOR Fund and Foreign Small Companies Fund. Interests in each portfolio (Fund) are represented by shares of the corresponding series. Each share of each series represents


-------------------------
(4) The Fund's fiscal year has changed from February 28/29 to June 30.

an equal proportionate interest, together with each other share, in the corresponding Fund. The shares of such series do not have any preemptive rights. Upon liquidation of the Fund, shareholders of the corresponding series are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial and transfer agency expenses, but there is no present intention to make such charges.

     The Declaration of Trust also permits the Trustees, without shareholder approval, to subdivide any series of shares into various sub-series or classes of shares with such dividend preferences and other rights as the Trustees may designate. This power is intended to allow the Trustees to provide for an equitable allocation of the impact of any future regulatory requirements which might affect various classes of shareholders differently. The Trustees have currently authorized the establishment and designation of up to eight classes of shares for each series of the Trust (except for the Pelican Fund): Class I Shares, Class II Shares, Class III Shares, Class IV Shares, Class V Shares, Class VI Shares, Class VII Shares and Class VIII Shares.

     The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios (i.e., a new fund). Shareholders' investments in such a portfolio would be evidenced by a separate series of shares.

     The Declaration of Trust provides for the perpetual existence of the Trust. The Trust, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust. While the Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders, the 1940 Act requires that the Trust receive the authorization of a majority of its outstanding shares in order to change the nature of its business so as to cease to be an investment company.


     On September 29, 2000, Spelman College and Spelman College - FVAF each held greater than 25% of the outstanding shares of the Fund. As a result, such shareholders may be deemed to "control" the Fund as such term is defined in the 1940 Act.


                                  VOTING RIGHTS


     Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders vote by individual fund on all matters except (i) when required by the Investment Company Act of 1940, shares shall be voted in the aggregate and not by individual fund, and (ii) when the Trustees have determined that the matter affects only the interests of one or more funds, then only shareholders of such affected funds shall be entitled to vote thereon. Shareholders of one fund shall not be entitled to vote on matters exclusively affecting another fund, such matters including, without limitation, the adoption of or change in the investment objectives, policies or restrictions of the other fund and the approval of the investment advisory contracts of the other fund. Shareholders of a particular class of shares do not have separate class voting rights except with respect to matters that affect only that class of shares and as otherwise required by law.

     There will normally be no meetings of shareholders for the purpose of electing Trustees except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.

     No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and (ii) to establish, designate or modify new and existing series or sub-series of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.

                        SHAREHOLDER AND TRUSTEE LIABILITY


     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of all the property of the relevant fund for all loss and expense of any shareholder of that fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the fund of which he is or was a shareholder would be unable to meet its obligations.


     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject to by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust. Such person may not be indemnified against any liability to the Trust or the Trust shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

              BENEFICIAL OWNERS OF 5% OR MORE OF THE FUND'S SHARES


     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Fundamental Value Fund as of September 29, 2000:

---------------------------------------------------------------------------------------------------------
                 Name                                     Address                          % Ownership
---------------------------------------------------------------------------------------------------------
Spelman College                                     Attn: Mahesh Mehrota                      50.60%
                                                    350 Spelman Lane SW
                                                    Box 589
                                                    Atlanta, GA 30314-4399
---------------------------------------------------------------------------------------------------------
Spelman College - FVAF                              Attn: Mahesh Mehrota                      49.40%
                                                    350 Spelman Lane SW
                                                    Box 589
                                                    Atlanta, GA 30314-4399
---------------------------------------------------------------------------------------------------------


                                  DISTRIBUTIONS

     The Prospectus describes the distribution policies of the Fund under the heading "Distributions and Taxes". It is the policy of the Fund in all cases to pay its shareholders, as dividends, substantially all net investment income and to distribute annually all net realized capital gains, if any, after offsetting any capital loss carryovers. For distribution and federal income tax purposes, a portion of the premiums from certain expired call or put options written by the Fund, net gains from certain closing purchase and sale transactions with respect to such options and a portion of net gains from other options and futures transactions are treated as short-term capital gain (I.E., gain from the sale of securities held for 12 months or less). It is the policy of the Fund to make distributions at least annually, sufficient to avoid the imposition of a nondeductible 4% excise tax on certain undistributed amounts of taxable investment income and capital gains.

                                      TAXES

   TAX STATUS AND TAXATION OF THE FUND

     The Fund is treated as a separate taxable entity for federal income tax purposes. The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

(a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

(b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and

(c) diversify its holdings so that at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, U.S. Government Securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total net assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

     If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends (including capital gain dividends).

     If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, then the Fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although the Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (e.g., payment of excise tax amounts deemed by the Fund to be de minimus).

   TAXATION OF FUND DISTRIBUTIONS AND SALES OF FUND SHARES

     Fund distributions derived from interest, dividends and certain other income, including in general short-term capital gains, will be taxable as ordinary income to shareholders subject to federal income tax whether received in cash or reinvested in shares. Properly designated Fund distributions derived from net long-term capital gains (i.e., net gains derived from the sale of securities held for more than 12 months) will generally be taxable as such (generally at a 20% rate for noncorporate shareholders), regardless of how long a shareholder has held the shares in the Fund.

     Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

     The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gains if the shares have been held for more than 12 months and as short-term capital gains if the shares have been held for not more than 12 months.

     Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by a shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the same Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

     A distribution paid to shareholders by the Fund in January of a year generally is deemed to have been received by shareholders on December 31 of the preceding year, if the distribution was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Trust will provide federal tax information annually, including information about dividends and distributions paid during the preceding year to taxable investors and others requesting such information.

     If the Fund makes a distribution to you in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of your tax basis in your shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by you of your shares.

     For corporate shareholders, the dividends-received deduction will generally apply (subject to a holding period requirement imposed by the Code) to the Fund's dividends paid from investment income to the extent derived from dividends received from U.S. corporations. However, any distributions received by the Fund from REITs will not qualify for the corporate dividends-received deduction. A Fund's investments in REIT equity securities may require such Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). A Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes.

     The backup withholding rules do not apply to certain exempt entities (including corporations and tax-exempt organizations) so long as each such entity furnishes the Trust with an appropriate certification. However, other shareholders are subject to backup withholding at a rate of 31% on all distributions of net investment income and capital gain, whether received in cash or reinvested in shares of the Fund, and on the amount of the proceeds of any redemption of Fund shares, where such distributions or redemption proceeds are paid or credited to any shareholder account for which an incorrect or no taxpayer identification number has been provided, where appropriate certification has not been provided for a foreign shareholder, or where the Trust is notified that the shareholder has underreported income in the past (or the shareholder fails to certify that he is not subject to such withholding). A "taxpayer identification number" is either the Social Security number or employer identification number of the record owner of the account.

WITHHOLDING ON DISTRIBUTIONS TO FOREIGN INVESTORS

     Dividend distributions (including distributions derived from short-term capital gains) are in general subject to a U.S. withholding tax of 30% when paid to a nonresident alien individual, foreign estate or trust, a foreign corporation, or a foreign partnership ("foreign shareholder"). Persons who are resident in a country, such as the U.K., that has an income tax treaty with the U.S. may be eligible for a reduced withholding rate (upon filing of appropriate forms), and are urged to consult their tax advisors regarding the applicability and effect of such a treaty. Distributions of net realized long-term capital gains paid by the Fund to a foreign shareholder, and any gain realized upon the sale of Fund shares by such a shareholder, will ordinarily not be subject to U.S. taxation, unless the recipient or seller is a nonresident alien individual who is present in the United States for more than 182 days during the taxable year. However, such distributions and sale proceeds may be subject to backup withholding, unless the foreign investor certifies his non-U.S. residency status. Foreign investors are subject to the backup withholding rules described above. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return. Also, foreign shareholders with respect to whom income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares, and, in the case of a foreign corporation, may also be subject to a branch profits tax. Again, foreign shareholders who are resident in a country with an income tax treaty with the United States may obtain different tax results, and are urged to consult their tax advisors.

FOREIGN TAX CREDITS

     If, at the end of the fiscal year, more than 50% of the value of the total assets of the Fund is represented by stock or securities of foreign corporations, the Fund intends to make an election with respect to the relevant Fund which allows shareholders whose income from the Fund is subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return. In such case, the amounts of foreign income taxes paid by the Fund would be treated as additional income to Fund shareholders from non-U.S. sources and as foreign taxes paid by Fund shareholders. Investors should consult their tax advisors for further information relating to the foreign tax credit and deduction, which are subject to certain restrictions and limitations (including a holding period requirement applied at both the Fund and shareholder level imposed by the Code). Shareholders of the Fund whose income from the Fund is not subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations may receive substantially different tax treatment of distributions by the relevant Fund, and may be disadvantaged as a result of the election described in this paragraph.

TAX IMPLICATIONS OF CERTAIN INVESTMENTS

     Certain of the Fund's investments, including assets "marked to the market" for federal income tax purposes, debt obligations issued or purchased at a discount and potentially so-called "index securities" (including inflation indexed bonds), will create taxable income in excess of the cash they generate. In such cases, the Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

     The Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies may accelerate income, defer losses, cause adjustments in the holding periods of the Fund's securities and convert long-term capital gains into short-term capital gains and short-term capital losses into long-term capital losses. These transactions may affect the amount, timing and character of distributions to shareholders.

LOSS OF REGULATED INVESTMENT COMPANY STATUS

     The Fund may experience particular difficulty qualifying as a regulated investment company in the case of highly unusual market movements, in the case of high redemption levels and/or during the first year of its operations. If the Fund does not qualify for taxation as a regulated investment company for any taxable year, the Fund's income will be taxed at the Fund level at regular corporate rates, and all distributions from earnings and profits, including distributions of net long-term capital gains, will be taxable to shareholders as ordinary income and subject to withholding in the case of non-U.S. shareholders. In addition, in order to requalify for taxation as a regulated investment company that is accorded special tax treatment, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest on such gains, and make certain substantial distributions.


                             PERFORMANCE INFORMATION

     The Fund may from time to time include its total return in advertisements or in information furnished to present or prospective shareholders.

     Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund or class over periods of one, three, five, and ten years (or for such shorter or longer periods as shares of the Fund have been offered), calculated pursuant to the following formula: P (1 + T)(n) = ERV (where

P = a hypothetical initial payment of $10,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $10,000 payment made at the beginning of the period). Except as noted below, all total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that (i) the maximum purchase premium, if any, is deducted from the initial $10,000 payment, (ii) all dividends and distributions are reinvested when paid and (iii) the maximum redemption fee, if any, is charged at the end of the relevant period. Quotations of total return may also be shown for other periods. The Fund may also, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Any such information would be accompanied by standardized total return information.

     The table below sets forth the average annual total return for Class III Shares of the Fund for the one, three, five and ten year periods ending June 30, 2000 and for the period from the commencement of the Fund's operations until June 30, 2000:

-----------------------------------------------------------------------------------------------------------
 INCEPTION DATE         1 YEAR           3 YEARS          5 YEARS           10 YEARS           SINCE
                         (%)               (%)              (%)               (%)            INCEPTION
                                                                                                 (%)
-----------------------------------------------------------------------------------------------------------
10/31/91                59.36             30.22            27.57               N/A              22.88
-----------------------------------------------------------------------------------------------------------


     The Fund may also from time to time advertise net return and gross return data for each month and calendar quarter since the Fund's inception. Monthly and quarterly return data is calculated by linking daily performance for the Fund (current net asset value divided by prior net asset value), and assumes reinvestment of all dividends and gains. Monthly and quarterly performance data does not reflect payment of any applicable purchase premiums or redemption fees. All quotations of monthly and quarterly returns would be accompanied by standardized total return information. Information relating to the Fund's return for a particular month or calendar quarter is provided to permit evaluation of the Fund's performance and volatility in different market conditions, and should not be considered in isolation.

     From time to time, in advertisements, in sales literature, or in reports to shareholders, the Fund may compare its respective performance to that of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, the Fund may compare its total return to rankings prepared by Lipper Analytical Services, Inc. or Morningstar, Inc., widely recognized independent services that monitor mutual fund performance; the Standard & Poor's 500 Stock Index ("S&P 500"), an index of unmanaged groups of common stock; or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange.

     Performance rankings and listings reported in national financial publications, such as MONEY MAGAZINE, BARRON'S and CHANGING TIMES, may also be cited (if the Fund is listed in any such publication) or used for comparison, as well as performance listings and rankings from various other sources including NO LOAD FUND X, CDA Investment Technologies, Inc., Weisenberger Investment Companies Service, and DONOGHUE'S MUTUAL FUND ALMANAC.

     Quotations of the Fund's gross return do not reflect any reduction for any Fund fees or expenses unless otherwise noted; if the gross return data reflected the estimated fees and expenses of the Fund, the returns would be lower than those shown. Quotations of gross return for the Fund for a particular month or quarter will be calculated in accordance with the following formula:

Gross Return =
Net Return + (Total Annual Operating Expense Ratio) (# of days in relevant period/365)

                   COMMERCIAL PAPER AND CORPORATE DEBT RATINGS

COMMERCIAL PAPER RATINGS

Commercial paper ratings of Standard & Poor's are current assessments of the likelihood of timely payment of debts having original maturities of no more than 365 days. Commercial paper rated A-1 by Standard & Poor's indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Commercial paper rated A-2 by Standard & Poor's indicates that capacity for timely payment on issues is strong. However, the relative degree of safety is not as high as for issues designated A-1. Commercial paper rated A-3 indicates capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of Prime-1 rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variations. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained. Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement of relatively high financial leverage. Adequate alternative liquidity is maintained.

CORPORATE DEBT RATINGS

Standard & Poor's. A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The following is a summary of the ratings used by Standard & Poor's for corporate debt:

AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA -- Bonds rated AA also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A -- Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC -- Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C -- The rating C is reserved for income bonds on which no interest is being paid.

D -- Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's. The following is a summary of the ratings used by Moody's for corporate debt:

Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds that are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Should no rating be assigned by Moody's, the reason may be one of the following:

     1.   An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

     3.   There is lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1 and B1.

                              INVESTMENT GUIDELINES

--------------------------------------------------------------------------------
GMO FUNDAMENTAL VALUE FUND
--------------------------------------------------------------------------------

ANY NUMERICAL OR PERCENTAGE LIMITATION SET FORTH IN THIS DOCUMENT WILL BE APPLIED ONLY AT THE TIME OF INITIAL INVESTMENT IN A SECURITY OR OTHER INVESTMENT. THE FUND DOES NOT UNDERTAKE TO ADJUST ITS PORTFOLIO IN THE CASE WHERE MARKET MOVEMENTS, CASH FLOWS OR OTHER FACTORS CAUSE ANY OF SUCH LIMITATIONS TO BE EXCEEDED. EXCEPT AS OTHERWISE INDICATED, NUMERICAL AND PERCENTAGE LIMITATIONS ARE EXPRESSED AS A PERCENTAGE OF THE FUND'S TOTAL ASSETS.

PERMITTED INVESTMENTS

EQUITY SECURITIES:                               -    At least 65% of the Fund's total assets will be invested in
   common stocks                                      common stocks and securities convertible into common stocks.
   convertible securities
                                                 -    The Fund may invest up to 15% of its assets in securities of
OTHER EQUITY SECURITIES:                              foreign issuers and securities traded principally outside of the
   depository receipts (ADRs, GDRs, EDRs)             United States.  The Fund's investments in foreign securities will
   illiquid securities                                generally consist of equity securities traded in principal European
   144A securities                                    and Pacific Basin markets.
   restricted securities
   futures contracts and related options         -    The Fund's portfolio will not normally include more than 30
      (including index futures on domestic            issuers.  Each issuer will generally be limited to 10% or less of
      indexes)                                        the Fund's total assets.
   exchange-traded and OTC options on
      (including writing covered options)
   equity swap contracts
   contracts for differences
   repurchase agreements
   warrants
   investment companies (open & closed end)

   CASH AND MONEY MARKET INSTRUMENTS
   Any short-term assets will be invested in cash or high quality money market instruments including securities issued by the U.S. government and agencies thereof, bankers' acceptances, commercial paper, bank certificates of deposit and repurchase agreements


PROHIBITED INVESTMENTS AND PRACTICES
   The Fund will NOT engage in the following practices except as indicated:

   PURCHASING SECURITIES ON MARGIN               -    Except for short-term credits necessary for clearance of
                                                      transactions

   BORROWING MONEY                               -    Except that the Fund may temporarily borrow up to 20% of its net assets from banks for the payment of redemptions or settlement of securities transactions, but not as a leveraged investment strategy

   UNDERWRITING SECURITIES                       -    Except to the extent that the Fund is deemed an underwriter for securities law purposes in connection with disposition of portfolio investments

   MAKING LOANS                                  -    Except that purchasing debt obligations, repurchase agreements and engaging in securities lending will not be considered making loans for this purpose. The Fund may loan securities valued at up to one-third of its total assets.

   PLEDGING, HYPOTHECATING OR                    -    Except that collateral arrangements with respect to swap
   MORTGAGING FUND ASSETS                             agreements, the writing of options, stock index, interest rate, currency or other futures contracts, options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets. The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively is also not deemed to be a pledge or encumbrance.

   INVESTING IN REAL ESTATE
   INVESTING IN NON-FINANCIAL COMMODITY CONTRACTS -
   PARTICIPATING IN DIRECTED BROKERAGE ARRANGEMENTS
   MAKING INVESTMENTS FOR THE PURPOSE OF GAINING CONTROL OF A COMPANY'S MANAGEMENT
   MAKING SHORT SALES OF SECURITIES

RESTRICTIONS AND LIMITATIONS

   OPTIONS ON SECURITIES                         -    No more than 5% of the Fund's net assets will be invested in time premiums on options on particular securities (as opposed to options on indexes)

   OTHER INVESTMENT COMPANIES                    -    The Fund will not own more than 3% of the outstanding voting securities of any investment company.
                                                 -    No more than 5% of the Fund's net assets will be invested in any single investment company.
                                                 -    No more than 10% of the Fund's net assets will be invested in securities of investment companies in the aggregate.

   ILLIQUID SECURITIES                           -    No more than 15% of the Fund's net assets will be invested in illiquid securities.

   INVESTMENT IN INSURANCE COMPANIES             -    The Fund will not purchase more than 10% of the total outstanding voting stock of any insurance company (including foreign insurance companies).

   INVESTMENT IN SECURITIES ISSUED BY            -    EQUITY: The Fund will not purchase more than 5% of any class of
   BROKERS, DEALERS, UNDERWRITERS AND                 stock of a broker, dealer, underwriter or investment adviser.
   INVESTMENT ADVISERS
                                                 -    DEBT: The Fund may not purchase more than 10% of any such company's total outstanding debt in the aggregate.

                                                 -    INVESTMENT LIMITS: No more than 5% of the Fund's total assets will be invested in the securities of a SINGLE broker, dealer,
                                                      underwriter or investment adviser. The net payment obligation of swap contracts where one of these types of companies is the counterparty also counts for purposes of this restriction.

                                                      This policy does not apply to companies that derived less than 15%
                                                      of revenues from "securities-related businesses" during the most recent fiscal year.

DIVERSIFICATION/CONCENTRATION

   DIVERSIFICATION                               -    The Fund has elected to be treated as a non-diversified company under the Investment Company Act of 1940.

   CONCENTRATION                                 -    The Fund will not invest more than 25% of its total assets in securities of issuers in any one industry.

DERIVATIVE INSTRUMENTS

TYPES OF DERIVATIVES                             -    Options, futures contracts and related options on securities indexes.


   USES OF DERIVATIVES

   HEDGING                                       -    TRADITIONAL HEDGING: Short equity futures and related options contracts used to hedge against an equity risk already generally present in the Fund.
                                                 -    ANTICIPATORY HEDGING:  If the Fund receives or anticipates significant cash purchase transactions, the Fund may hedge market risk (risk of not being invested in the market) by purchasing long futures contracts to obtain market exposure until such time as direct investments can be made efficiently.  Conversely, if the
                                                      Fund receives or anticipates a significant demand for cash redemptions, the Fund may sell futures contracts to allow the Fund to dispose of securities in a more orderly fashion without the Fund being exposed to leveraged loss exposure in the interim.

   INVESTMENT                                    -    The Fund may use derivative instruments (particularly long futures contracts and related options) in place of investing directly in securities. This will include using equity derivatives to
                                                      "equitize" cash balances held by the Fund.

   LIMITATIONS ON THE USE OF DERIVATIVES         -    There is no limit on the use of derivatives for hedging purposes.
                                                 -    When long futures contracts are used for investment, the Fund will maintain an amount of cash or liquid securities equal to the face value of all such long derivative positions.
                                                 -    Except when such instruments are used for bona-fide hedging, no more than 5% of the Fund's net assets will be committed to initial margin on futures contracts and time premiums on related options.
                                                 -    Counterparties used for OTC derivatives must have a long-term debt rating of A or higher when the derivative is entered into.
                                                      Occasionally, short-term derivatives will be entered into with counterparties that have only high short-term debt ratings.

                              FINANCIAL STATEMENTS


     The Fund's audited financial statements for the fiscal year ended June 30, 2000 included in the Fund's Annual Report and filed with the Securities and Exchange Commission pursuant to Section 30(d) of the 1940 Act and the rules promulgated thereunder, are hereby incorporated in this Statement of Additional Information by reference.



                                    GMO TRUST
                          SPECIMEN PRICE MAKE-UP SHEETS


     Following are computations of the total offering price per share for each class of shares of the Fundamental Value Fund as of June 30, 2000, based upon its net asset values and shares of beneficial interest outstanding at the close of business on June 30, 2000.

--------------------------------------------------------------------------------------------------
Fundamental Value Fund (Class III)
--------------------------------------------------------------------------------------------------
   Net Assets at Value (Equivalent to $9.11 per share based on 81,855
   shares of beneficial interest outstanding)                                            $745,527
--------------------------------------------------------------------------------------------------
   Offering Price                                                                        $   9.11
--------------------------------------------------------------------------------------------------

                                    GMO TRUST

                            PART C. OTHER INFORMATION

Item 23.  Exhibits

     (a). Amended and Restated Agreement and Declaration of Trust.(1)

     (b). Amended and Restated By-laws of the Trust.(1)

     (c). Please refer to Article 5 of the Trust's Amended and Restated Declaration of Trust, which is hereby incorporated by reference.

     (d). 1. Form of Management Contracts between the Trust, on behalf of each of its GMO U.S. Core Fund (formerly "GMO Core Fund"), GMO Tobacco-Free Core Fund, GMO Value Fund (formerly "GMO Value Allocation Fund"), GMO Fundamental Value Fund, GMO Growth Fund (formerly "GMO Growth Allocation Fund"), GMO Small Cap Value Fund (formerly "GMO Core II Secondaries Fund"), GMO Small Cap Growth Fund, GMO REIT Fund, GMO International Core Fund, GMO Currency Hedged International Core Fund, GMO Foreign Fund, GMO International Small Companies Fund, GMO Japan Fund, GMO Emerging Markets Fund, GMO Evolving Countries Fund, GMO Asia Fund, GMO Global Hedged Equity Fund, GMO Domestic Bond Fund, GMO U.S. Bond/Global Alpha A Fund (formerly "GMO Global Fund"), GMO U.S. Bond/Global Alpha B Fund, GMO International Bond Fund, GMO Currency Hedged International Bond Fund (formerly "GMO SAF Core Fund"), GMO Global Bond Fund, GMO Emerging Country Debt Fund, GMO Short-Term Income Fund, GMO Inflation Indexed Bond Fund, GMO Intrinsic Value Fund; GMO Tax-Managed Small Companies Fund (formerly "GMO U.S. Small Cap Fund"); GMO International Equity Allocation Fund, GMO World Equity Allocation Fund, GMO Global (U.S.+) Equity Allocation Fund, GMO Global Balanced Allocation Fund, GMO U.S. Sector Fund (formerly "GMO U.S. Sector Allocation Fund"), GMO International Core Plus Allocation Fund, Pelican Fund, GMO Tax-Managed U.S. Equities Fund and GMO Tax-Managed International Equities Fund, and Grantham, Mayo, Van Otterloo & Co. ("GMO");(1)

          2. Form of Consulting Agreements between GMO, on behalf of each of its GMO Emerging Markets Fund, GMO Evolving Countries Fund and GMO Asia Fund, and Dancing Elephant, Ltd.;(1)

     3. Form of Management Contract between the Trust, on behalf of its GMO Alpha LIBOR Fund, and GMO.(1)


------------
1= Previously filed with the Securities and Exchange Commission and incorporated herein by reference.

     4. Form of Management Contract between the Trust, on behalf of its GMO Foreign Small Companies Fund, and GMO.(1)

     (e). Distribution Agreement between the Trust on behalf of each of U.S. Core Fund, Tobacco-Free Core Fund, Value Fund, Fundamental Value Fund, Growth Fund, Small Cap Value Fund, Small Cap Growth Fund, REIT Fund, International Core Fund, Currency Hedged International Core Fund, Foreign Fund, International Small Companies Fund, Japan Fund, Emerging Markets Fund, Evolving Countries Fund, Asia Fund, Domestic Bond Fund, U.S. Bond/Global Alpha A Fund, U.S. Bond/Global Alpha B Fund, International Bond Fund, Currency Hedged International Bond Fund, Global Bond Fund, Emerging Country Debt Fund, Short-Term Income Fund, Global Hedged Equity Fund, Inflation Indexed Bond Fund, Emerging Country Debt Share Fund, Intrinsic Value Fund; Tax-Managed Small Companies Fund; International Equity Allocation Fund, World Equity Allocation Fund, Global (U.S.+) Equity Allocation Fund, Global Balanced Allocation Fund, U.S. Sector Fund, Pelican Fund, Tax-Managed U.S. Equities Fund, Tax-Managed International Equities Fund and Funds Distributor, Inc.(1)

     (f). None.

     (g). 1. Custodian Agreement (the "IBT Custodian Agreement") among the Trust, on behalf of its GMO U.S. Core Fund (formerly "GMO Core Fund"), GMO Currency Hedged International Bond Fund (formerly "GMO SAF Core Fund"), GMO Value Fund (formerly "GMO Value Allocation Fund"), GMO Growth Fund (formerly "GMO Growth Allocation Fund"), and GMO Short-Term Income Fund, GMO and Investors Bank & Trust Company ("IBT");(1)

          2. Custodian Agreement (the "BBH Custodian Agreement") among the Trust, on behalf of its GMO International Core Fund and GMO Japan Fund, GMO and Brown Brothers Harriman & Co. ("BBH");(1)

          3. Custodian Agreement (the "SSB Custodian Agreement") among the Trust, on behalf of its Pelican Fund, GMO and State Street Bank and Trust Company ("SSB");(1)

          4. Forms of Letter Agreements with respect to the IBT Custodian Agreement among the Trust, on behalf of its GMO U.S. Bond/Global Alpha B Fund, GMO Tobacco-Free Core Fund, GMO Fundamental Value Fund, GMO U.S. Sector Fund (formerly "GMO U.S. Sector Allocation Fund"), GMO International Bond Fund, GMO Small Cap Value Fund (formerly "GMO Core II Secondaries Fund"), GMO Emerging Country Debt Fund, GMO Domestic Bond Fund, GMO REIT Fund, GMO Global Bond Fund, GMO International Equity Allocation Fund, GMO Global


------------
1= Previously filed with the Securities and Exchange Commission and incorporated herein by reference.

          (U.S.+) Equity Allocation Fund, GMO World Equity Allocation Fund, GMO Global Balanced Allocation Fund, GMO International Core Plus Allocation Fund, GMO Emerging Country Debt Share Fund, GMO Small Cap Growth Fund, GMO U.S. Bond/Global Alpha A Fund (formerly "GMO Global Fund"), GMO Tax-Managed U.S. Equities Fund, GMO Inflation Indexed Bond Fund, GMO Intrinsic Value Fund and GMO Tax-Managed U.S. Small Cap Fund, GMO and IBT;(1)

          5. Forms of Letter Agreements with respect to the BBH Custodian Agreement among the Trust, on behalf of its GMO Emerging Markets Fund, GMO Currency Hedged International Core Fund, GMO Evolving Countries Fund, GMO Global Hedged Equity Fund, GMO International Small Companies Fund, GMO Foreign Fund, GMO Asia Fund, GMO Tax-Managed International Equities Fund, GMO Foreign Small Companies Fund and GMO and BBH;(1)

          6. Form of Letter Agreement with respect to the IBT Custodian Agreement among the Trust, on behalf of its GMO Alpha LIBOR Fund, GMO and IBT.(1)

     (h). 1. Transfer Agency Agreement among the Trust, on behalf of its GMO U.S. Core Fund (formerly "GMO Core Fund"), GMO Currency Hedged International Bond Fund, GMO Growth Fund (formerly "GMO Growth Allocation Fund"), GMO Value Fund (formerly "GMO Growth Allocation Fund"), GMO Short-Term Income Fund, GMO International Core Fund, GMO Japan Fund, GMO and IBT;(1)

          2. Forms of Letter Agreements to the Transfer Agency Agreement among the Trust, on behalf of each of its GMO Tobacco-Free Core Fund, GMO Fundamental Value Fund, GMO Small Cap Value Fund (formerly "GMO Core II Secondaries Fund"), GMO Small Cap Growth Fund, GMO REIT Fund, GMO Currency Hedged International Core Fund, GMO Foreign Fund, GMO International Small Companies Fund, GMO Emerging Markets Fund, GMO Evolving Countries Fund, GMO Asia Fund, GMO Global Hedged Equity Fund, GMO Domestic Bond Fund, GMO U.S. Bond/Global Alpha A Fund (formerly "GMO Global Fund"), GMO U.S. Bond/Global Alpha B Fund, GMO International Bond Fund, GMO Global Bond Fund, GMO Emerging Country Debt Fund, GMO Inflation Indexed Bond Fund, GMO Emerging Country Debt Share Fund, Pelican Fund, GMO International Equity Allocation Fund, GMO World Equity Allocation Fund, GMO Global (U.S.+) Equity Allocation Fund, GMO Global Balanced Allocation Fund, GMO U.S. Sector Fund (formerly "GMO U.S. Sector Allocation Fund"), GMO International Core Plus Allocation Fund, GMO Tax-Managed U.S. Equities Fund, GMO Tax-Managed International Equities Fund, GMO Intrinsic Value Fund, GMO Tax-Managed U.S. Small Cap Fund, GMO Foreign Small Companies Fund, GMO and IBT.(1)

          3. Form of Letter Agreement to the Transfer Agency Agreement among the Trust,


------------
1= Previously filed with the Securities and Exchange Commission and incorporated herein by reference.

          on behalf of its GMO Alpha LIBOR Fund, GMO and IBT.(1)

          4. Form of Notification of Obligation to Reimburse Certain Fund Expenses by Grantham, Mayo, Van Otterloo & Co. LLC to the Trust --
          Exhibit 1.

          5. Form of Amended and Restated Servicing Agreement between the Trust, on behalf of certain Funds, and Grantham, Mayo, Van Otterloo & Co. LLC.(1)

     (i). Opinion and Consent of Ropes & Gray.(1)

     (j). Consent of PricewaterhouseCoopers LLP -- Exhibit 2.

     (k). Financial Statements - Not applicable.

     (l). None.

     (m). None.

     (n). Form of Rule 18f-3 Multiclass Plan.(1)

     (p). Code of Ethics adopted by GMO Trust, Grantham, Mayo, Van Otterloo & Co. LLC, Dancing Elephant, Ltd., GMO Australia Ltd., GMO Australia LLC, GMO Renewable Resources LLC, GMO Woolley Ltd.(1)

Item 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          None.

Item 25.  INDEMNIFICATION

          See Item 27 of Pre-Effective Amendment No. 1 which is hereby incorporated by reference.

Item 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

          See Item 28 of Pre-Effective Amendment No. 1 which is hereby incorporated by reference.

Item 27.  PRINCIPAL UNDERWRITERS

(a) Funds Distributor, Inc. ("Funds Distributor") acts as principal underwriter for the following other investment companies:


------------
1= Previously filed with the Securities and Exchange Commission and incorporated herein by reference.

American Century California Tax-Free and Municipal Funds
American Century Capital Portfolios, Inc.
American Century Government Income Trust
American Century International Bond Funds
American Century Investment Trust
American Century Municipal Trust
American Century Mutual Funds, Inc.
American Century Premium Reserves, Inc.
American Century Quantitative Equity Funds
American Century Strategic Asset Allocations, Inc.
American Century Target Maturities Trust
American Century Variable Portfolios, Inc.
American Century World Mutual Funds, Inc.
The Brinson Funds
CDC MPT+ Funds
Dresdner RCM Capital Funds, Inc.
Dresdner RCM Global Funds, Inc.
Dresdner RCM Investment Funds Inc.
J.P. Morgan Institutional Funds
J.P. Morgan Funds
JPM Series Trust
JPM Series Trust II
LaSalle Partners Funds, Inc.
Merrimac Series
Monetta Fund, Inc.
Monetta Trust
The Montgomery Funds I
The Montgomery Funds II
The Munder Framlington Funds Trust
The Munder Funds Trust
The Munder Funds, Inc.
National Investors Cash Management Fund, Inc.
Nomura Pacific Basin Fund, Inc.
Orbitex Group of Funds
The Saratoga Advantage Trust
SG Cowen Funds, Inc.
SG Cowen Income + Growth Fund, Inc.
SG Cowen Standby Reserve Fund, Inc.
SG Cowen Standby Tax-Exempt Reserve Fund, Inc.
SG Cowen Series Funds, Inc.
The Skyline Funds
St. Clair Funds, Inc.
TD Waterhouse Family of Funds, Inc.
TD Waterhouse Trust

     Funds Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. Funds Distributor is located at 60 State Street, Suite 1300, Boston, Massachusetts 02109. Funds Distributor is an indirect wholly-owned subsidiary of Boston Institutional Group, Inc., a holding company all of whose outstanding shares are owned by key employees.

(b) The following is a list of the executive officers, directors and partners of Funds Distributor:

     Director, President and Chief Executive Officer    - Marie E. Connolly
     Director and Executive Vice President              - George A. Rio
     Executive Vice President and Chief                 - Gary S. MacDonald
     Administrative Officer
     Executive Vice President                           - William S. Nichols
     Executive Vice President                           - Charles W. Carr
     Senior Vice President, General Counsel, Chief      - Margaret W. Chambers
     Compliance Officer, Secretary and Clerk
     Senior Vice President and Treasurer                - Joseph F. Tower III
     Senior Vice President and Chief Financial Officer  - William J. Stetter
     Senior Vice President, Deputy General              - Christopher J. Kelley
     Counsel
     Senior Vice President                              - Mary A. Nelson
     Senior Vice President                              - Eric A. Liik
     Senior Vice President                              - John Lehning
     Senior Vice President                              - John Prosperi
     Chairman and Director                              - William J. Nutt

     (c)  Not applicable.

Item 28.  LOCATION OF ACCOUNTS AND RECORDS

          See Item 30 of Pre-Effective Amendment No. 1 which is hereby incorporated by reference.

Item 29.  MANAGEMENT SERVICES

          Not Applicable.

Item 30.  UNDERTAKINGS

          None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 (the "Securities Act") and the Investment Company Act of 1940 (the "1940 Act"), the Registrant, GMO Trust, certifies that this Post-Effective Amendment No. 55 under the Securities Act and Post-Effective Amendment No. 67 under the 1940 Act meets all of the requirements for effectiveness under Rule 485(b) under the Securities Act, and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and The Commonwealth of Massachusetts, on the 27th day of October, 2000.

                                        GMO Trust

                                        By: /s/ R. JEREMY GRANTHAM*
                                            -------------------------------
                                            R. Jeremy Grantham
                                            Title:  President - Quantitative;
                                            Principal Executive Officer; Trustee

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 55 to the Trust's Registration Statement under the Securities Act has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES                                     TITLE                                              DATE
----------                                     -----                                              ----

/s/ R. JEREMY GRANTHAM*                        President - Quantitative; Principal Executive      October 27, 2000
-----------------------                        Officer; Trustee
R. Jeremy Grantham

/s/ SUSAN RANDALL HARBERT*                     Chief Financial Officer and Treasurer; Principal   October 27, 2000
--------------------------                     Financial and Accounting Officer
Susan Randall Harbert

/s/ JAY O. LIGHT*                              Trustee                                            October 27, 2000
-----------------
Jay O. Light


                                                 * By:  /s/ William R. Royer
                                                        ------------------------
                                                        William R. Royer
                                                        Attorney-in-Fact

                                POWER OF ATTORNEY

     We, the undersigned officers and trustees of GMO Trust, a Massachusetts business trust, hereby severally constitute and appoint William R. Royer our true and lawful attorney, with full power to him to sign for us, and in our names and in the capacities indicated below, any and all amendments to the Registration Statement filed with the Securities and Exchange Commission for the purpose of registering shares of beneficial interest of GMO Trust, hereby ratifying and confirming our signatures as they may be signed by our said attorneys on said Registration Statement.

     Witness our hands and common seal on the date set forth below.

               (Seal)


Signature                                Title                              Date
---------                                -----                              ----

                                         President-Domestic;
                                         Principal Executive
/s/ R. Jeremy Grantham                   Officer; Trustee              March 12, 1996
--------------------------
R. Jeremy Grantham


/s/ Eyk H.A. Van Otterloo                President-International       March 12, 1996
--------------------------
Eyk H.A. Van Otterloo


                                         Treasurer; Principal
                                         Financial and
/s/ Kingsley Durant                      Accounting Officer            March 12, 1996
-----------------------------
Kingsley Durant

                                POWER OF ATTORNEY

     I, the undersigned trustee of GMO Trust, a Massachusetts business trust, hereby constitute and appoint William R. Royer my true and lawful attorney, with full power to him to sign for me, and in my names and in the capacity indicated below, any and all amendments to the Registration Statement filed with the Securities and Exchange Commission for the purpose of registering shares of beneficial interest of GMO Trust, hereby ratifying and confirming my signature as it may be signed by my said attorney on said Registration Statement.

     Witness my hand and common seal on the date set forth below.

               (Seal)

Signature                                Title                         Date
---------                                -----                         ----

/s/ JAY O. LIGHT                         Trustee                       May 23, 1996
--------------------
Jay O. Light

                                POWER OF ATTORNEY

     I, the undersigned officer of GMO Trust, a Massachusetts business trust, hereby constitute and appoint William R. Royer my true and lawful attorney, with full power to him to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statement filed with the Securities and Exchange Commission for the purpose of registering shares of beneficial interest of GMO Trust, hereby ratifying and confirming my signature as it may be signed by my said attorney on said Registration Statement.

     Witness my hand and common seal on the date set forth below.

               (Seal)


Signature                                Title                         Date
---------                                -----                         ----

/s/ SUSAN RANDALL HARBERT                Treasurer; Principal          April 29, 1999
-------------------------                Financial and Accounting
Susan Randall Harbert                    Officer

                                  EXHIBIT INDEX

                                    GMO TRUST


   Exhibit No.      Title of Exhibit
   -----------      ----------------

       1            Form of Notification of Obligation to Reimburse Certain Fund
                    Expenses by Grantham, Mayo, Van Otterloo & Co. LLC to the
                    Trust

       2            Consent of PricewaterhouseCoopers LLP